Exhibit 10.29

EXECUTION COPY

DATED JANUARY 11, 2010

DEUTSCHE BANK AG, HONG KONG BRANCH

AS FACILITY AGENT

DEUTSCHE BANK AG, HONG KONG BRANCH

AS FACILITY CALCULATION AGENT

DEUTSCHE BANK AG, HONG KONG BRANCH

AS ADMINISTRATION AGENT

DB TRUSTEES (HONG KONG) LIMITED

AS SECURITY AGENT

THE LENDERS

THE PERSONS NAMED HEREIN

AS OBLIGORS

AND

OTHERS

SECURITY TRUST DEED

i

THIS SECURITY TRUST DEED is dated January 11, 2010 and made between:

(1)                            DEUTSCHE BANK AG, HONG KONG BRANCH as facility agent for the Finance Parties (the “Facility Agent”);

(2)                            DEUTSCHE BANK AG, HONG KONG BRANCH as calculation agent for the Finance Parties (the “Facility Calculation Agent”);

(3)                            DEUTSCHE BANK AG, HONG KONG BRANCH as administration agent in respect of the Transaction Warrants (the “Administration Agent”);

(4)                            DB TRUSTEES (HONG KONG) LIMITED as security trustee for the Secured Parties (the “Security Agent”);

(5)                            THE PERSONS listed in Part I of Schedule 1 (Original Parties) as lenders (the “Original Lenders”);

(6)                            THE SWAP COUNTERPARTIES (as defined below);

(7)                            DEUTSCHE BANK AG, HONG KONG BRANCH as co-ordinating arranger (the “Arranger”); and

(8)                            THE PERSONS listed in Part II of Schedule 1 (Original Parties) (the “Original Obligors”).

NOW THIS DEED WITNESSES as follows:

1.                                 DEFINITIONS AND INTERPRETATION

1.1                           Incorporation of defined terms

Unless otherwise defined herein or the context otherwise requires, terms and expressions defined in or construed for the purposes of the Facility Agreement (for such purpose, in the form subsisting as at the date of this Deed) shall have the same meaning herein.

1.2                           Definitions

In this Deed:

“Account Control Agreement” means the account control agreement entered or to be entered into between the Borrower, the Facility Agent, the Security Agent and China Construction Bank as account manager in relation to the accounts of the Borrower.

“Agent Accession Letter” means a document substantially in the form of Schedule 5 (Form of Agent Accession Letter).

“AM” means China Construction Bank Corporation as account manager under the Account Control Agreement.

“this Agreement” or “This Agreement” means this Deed.

“Borrower” means Tianjin New Highland Science and Technology Development Co., Ltd. , a wholly-foreign owned enterprise established under the laws of the PRC.

“Charged Property” means all of the assets of the Obligors which from time to time are, or are expressed to be, the subject of the Transaction Security.

“Default” means any Event of Default or any event or circumstance which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

“Equity Pledge over Borrower” means the equity pledge entered into or to be entered into between Parentco and the Security Agent pursuant to which, among other things, Parentco grants Security to the Security Agent over all of its equity interests in the Borrower.

“Event of Default” means:

(a)                                       any Event of Default as defined in the Facility Agreement (in the form subsisting as at the date of this Agreement); or

(b)                                      any Event of Default as defined in the Facility Agreement (as amended and/or supplemented from time to time),

(and, at all times after the Facility Release Date but prior to the Release Date, any event or circumstance that would fall within paragraph (a) or (b) but for the occurrence of the Facility Release Date still constitutes an “Event of Default”).

“Existing Shareholders” means Premium Sino and Wise Worldwide (each an “Existing Shareholder”).

“Facility Agreement” means the facility agreement dated 8 January 2010 between, among others, the Borrower, Holdco, Parentco, the Arranger, Deutsche Bank AG, Hong Kong Branch as calculation agent and facility agent and DB Trustees (Hong Kong) Limited as Security Agent, as amended and restated by an amendment agreement dated                              between, among others, the Borrower and Deutsche Bank AG, Hong Kong Branch as facility agent and calculation agent and DB Trustees (Hong Kong) Limited as security agent.

“Facility Release Date” means the first date after the date of this Agreement when (a) all of the amounts outstanding under the Finance Documents have been discharged in full, (b) no Finance Party is under any obligation (whether actual or contingent) to make any further advance or financial accommodation under any Finance Document and (c) no further Lender Accession Memorandum may be delivered in accordance with the terms of the Facility Agreement.

“Fee Letter” has the meaning given to it in the Facility Agreement (in the form subsisting as at the date of this Agreement).

“Finance Documents” means the Facility Agreement, the Security Documents, any Fee Letter, any Lender Accession Memorandum and any other document(s) designated as such by the Facility Agent and the Borrower (each a “Finance Document”).

“Finance Parties” means the Arranger, the Facility Agent, the Security Agent, the Facility Calculation Agent and the Lenders (each a “Finance Party”).

“Founder” means Mr, Liu Qingzeng , with passport number G27332374 issued by the People’s Republic of China.

“Hedging Agreement” means any master agreement, confirmation, schedule or other agreement entered into or to be entered into by the Borrower and a Swap Counterparty for the purpose of hedging the Borrower’s exposure to fluctuations in interest rates and/or currency exchange rates (including without limitation any such exposure in connection with the Facility).

“Hedging Release Date” means the first date after the date of this Agreement when (a) the Facility Release Date has occurred, (b) all of the amounts outstanding under the Hedging Agreements have been discharged in full and (c) no Treasury Transaction is outstanding under any Hedging Agreement.

“Holdco” means Superport Limited, a BVI Business Company incorporated in the British Virgin Islands.

“Holdco Debenture” means the debenture entered into or to be entered into between Holdco and the Security Agent pursuant to which, among other things, Holdco grants Security over its assets (including without limitation all of the shares in Parentco) to the Security Agent.

“Instructing Group” means:

(a)                                       (at all times, except when paragraph (b) or (c) applies) the Facility Agent (acting on the instructions of the Majority Lenders);

(b)                                      (at all times after the Facility Release Date but prior to the Warrant Release Date) the Transaction Warrant Holders acting through a Transaction Written Consent; or

(c)                                       (at all times after the Facility Release Date and the Warrant Release Date) each Swap Counterparty acting together.

“Lender” means:

(a)                                      any Original Lender; and/or

(b)                                     any person that has become a party to this Agreement as a “Lender” pursuant to Clause 9.2 (Accession of New Lender).

“Mortgage over LHD Units” means the mortgage entered into between or to be entered into between the Borrower and the Security Agent pursuant to which, among other things, the Borrower grants Security over the Existing LHD Units, the Financed LHD Units and the Upcoming LHD Units to the Security Agent.

“Obligor Accession Letter” means a deed in substantially the form set out in Schedule 2 (Form of Obligor Accession Letter).

“Obligors” means the Borrower, Parentco, Holdco, the Existing Shareholders and each other party to any Transaction Document (other than a Secured Party, the AM, the Administration Agent and the Warrant Calculation Agent) (each an “Obligor”).

“Offshore Security Documents” means the Security Documents (other than the Onshore Security Documents and this Agreement).

“Onshore Security Documents” means any Security Document the grantor of security under which is the Borrower.

“Ordinary Shares” means ordinary shares in the share capital of Holdco.

“Parentco” means International Petroleum Services Corporation Limited, a company incorporated in Hong Kong with company number 1165755.

“Parentco Debenture” means the debenture entered into or to be entered into between Parentco and the Security Agent pursuant to which, among other things, Parentco grants Security over its assets to the Security Agent.

“Party” means a party to this Agreement.

“Pledge over Deposit Certificates” means a pledge over deposit certificates relating to the Onshore Cash Collateral Account entered into or to be entered into between the Borrower and the Security Agent pursuant to which, among other things, the Borrower grants Security to the Security Agent over the deposit certificates relating to the Onshore Cash Collateral Account.

“Pledge over Receivables” means the pledge entered or to be entered into between the Borrower and the Security Agent pursuant to which, among other things, the Borrower grants Security over its receivables relating to the Material Sales Contracts to the Security Agent.

“PRC” means the People’s Republic of China (excluding for such purposes Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan).

“Premium Sino” means Premium Sino Finance Limited, a BVI Business Company with limited liability incorporated in the British Virgin Islands.

“Release Date” means the date on which the Facility Release Date, the Hedging Release Date and the Warrant Release Date have all occurred.

“Relevant Hedging Agreement” means any master agreement, confirmation, schedule or other agreement entered into or to be entered into by the Borrower and any applicable counterparty for the purpose of hedging the Borrower’s exposure to fluctuations in interest rates and/or currency exchange rates (including without limitation any such exposure in connection with the Facility).

“Secured Parties” means the Transaction Finance Parties and the Transaction Warrant Holders (each a “Secured Party”).

“Secured Obligations” means all obligations and/or liabilities owing or expressed to be owing to the Secured Parties or any of them by the Obligors or any of them under or pursuant to the Transaction Documents or any of them whether present or future, actual or contingent (and whether incurred by any Obligor alone or jointly, and whether as principal or surety or in some other capacity, and including without limitation any such obligations and/or liabilities in respect of any Tranche established under the Facility Agreement after the date of this Deed and/or any Transaction Warrant issued under any Transaction Warrant Instrument after the date of this Deed).

“Secured Onshore Obligations” means the Secured Obligations other than the Secured Warrant Obligations.

“Secured Warrant Obligations” means all obligations and/or liabilities owing or expressed to be owing to the Transaction Warrant Holders or any of them by the Obligors or any of them under or pursuant to the Transaction Warrant Documents or any of them whether present or future, actual or contingent (and whether incurred by any Obligor alone or jointly, and whether as principal or surety or in some other capacity, and including without limitation any such obligations and/or liabilities in respect of any Transaction Warrant issued under any Transaction Warrant Instrument after the date of this Deed).

“Security Documents” means:

(a)                                      the Share Charge over Holdco;

(b)                                     the Equity Pledge over Borrower;

(c)                                      the Holdco Debenture (incorporating a share charge over all of the shares in Parentco);

(d)                                     the Parentco Debenture;

(e)                                      the Pledge over Deposit Certificates;

(f)                                        the Account Control Agreement;

(g)                                     the Mortgage over LHD Units;

(h)                                     the Pledge over Receivables;

(i)                                         any supplement entered into or to be entered into pursuant to the Pledge over Deposit Certificates, Mortgage over LHD Units or the Pledge over Receivables;

(j)                                         any Subordination Deed;

(k)                                      this Agreement; and

(l)                                         any other document or instrument creating or governing any security for any or all of the Secured Obligations,

(each a “Security Document”).

“Security Enforcement Action” means the taking of any steps to enforce or require the enforcement of any Transaction Security (including the crystallisation of any floating charge forming part of the Transaction Security) or any right or remedy under any Security Document.

“Share Charge over Holdco” means the share mortgage entered into or to be entered into between Premium Sino and the Security Agent pursuant to which, among other things, Premium Sino grants Security to the Security Agent over shares in Holdco.

“Subordination Deed” means a subordination deed in form and substance satisfactory to the Security Agent and providing for the subordination of the obligations specified therein to the Secured Obligations.

“Swap Counterparty” means any person that has become a party hereto pursuant to Clause 11 (Accession of Swap Counterparties).

“Swap Counterparty Accession Letter” means a document substantially in the form of Schedule 4 (Form of Swap Counterparty Accession Letter).

“Transaction Agents” means the Facility Agent, the Facility Calculation Agent and the Security Agent (each a “Transaction Agent”).

“Transaction Documents” means the Transaction Finance Documents and the Transaction Warrant Documents (each a “Transaction Document”).

“Transaction Finance Documents” means the Finance Documents and the Hedging Agreements (each a “Transaction Finance Document”).

“Transaction Finance Parties” means the Lenders, each Swap Counterparty, the Arranger, the Facility Calculation Agent, the Facility Agent and the Security Agent (each a “Transaction Finance Party”).

“Transaction Security” means the Security created or expressed to be created in favour of any or all of the Secured Parties pursuant to or under any or all of the Security Documents.

“Transaction Security Proceeds” means, in relation to any Security Document, any amounts and/or proceeds received or recovered pursuant to any enforcement of any Transaction Security under such Security Document and/or the exercise or enforcement of any rights or remedies under or in respect of such Security Document and/or otherwise pursuant to the terms of such Security Document.

“Transaction Warrants” means the warrants to purchase Ordinary Shares pursuant to the Transaction Warrant Instruments.

“Transaction Warrant Documents” means the Transaction Warrant Instruments and the Warrant Agency Agreement.

“Transaction Warrant Holders” means the holders of the Transaction Warrants as determined in accordance with the provisions of the Transaction Warrant Instruments applicable to such Transaction Warrants.

“Transaction Warrant Instruments” means the warrant instruments dated 8 January 2010 and entered into by Premium Sino as issuer, Holdco, Parentco and the Founder, pursuant to which Premium Sino grants warrants entitling the holders thereof to purchase shares in Holdco.

“Transaction Written Consent” has the meaning given to it in Warrant Agency Agreement (in the form subsisting as at the date of this Agreement).

“Treasury Transaction” means any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate, index, price or other benchmark.

“Warrant Agency Agreement” means the warrant agency agreement dated                                 between Premium Sino and Deutsche Bank AG, Hong Kong Branch as administration agent and calculation agent.

“Warrant Calculation Agent” means the person acting as calculation agent in respect of the Transaction Warrants under the Warrant Agency Agreement (being currently Deutsche Bank AG, Hong Kong Branch).

“Warrant Release Date” means the first date after the date of this Agreement when (a) all of the amounts outstanding under the Transaction Warrant Documents have been discharged in full, (b) none of the Transaction Warrants is outstanding and (c) no further Transaction Warrant may be issued in accordance with the terms of any Transaction Warrant Document.

“Wise Worldwide” means Wise Worldwide Limited, a BVI Business Company with limited liability incorporated in the British Virgin Islands.

1.3                           Construction

(a)                                       Unless a contrary indication appears a reference in this Agreement to:

(i)                        any Security Agent, the Facility Agent, the Facility Calculation Agent, the Administration Agent, any Lender, any Swap Counterparty, any Transaction Warrant Holder, any Obligor, any Finance Party, any Transaction Finance Party or any Secured Party shall be construed so as to include its successors in title, permitted assignees and permitted transferees; and

(ii)                     this Agreement, the Facility Agreement, any other Transaction Document or any other agreement or instrument is a reference to this Agreement, the Facility Agreement, that other Transaction Document or (as the case may be) that other agreement or instrument, as amended, novated, supplemented, extended, replaced or restated (in each case however fundamentally).

(b)                                      The rules of construction set out in Clause 1.2 (Construction) of the Facility Agreement (for such purpose, in the form subsisting as at the date of this Deed) shall apply to this Agreement mutatis mutandis.

(c)                                       A Default (other than an Event of Default) is “continuing” if it has not been remedied or waived. An Event of Default is “continuing” if it has not been waived (such waiver shall not be unreasonably withheld or delayed if the applicable Event of Default has been remedied).

(d)                                      Section, Clause and Schedule headings are for ease of reference only.

1.4                           Wise Worldwide

For the avoidance of doubt and without prejudice to Wise Worldwide’s obligations under any Subordination Deed to which it is party, Wise Worldwide shall not, merely by virtue of being party to this Agreement, be liable for the entire Facility amount or the entire Secured Obligations.

2.                                 RANKING

Each of the Parties agrees that the Secured Obligations rank (among themselves) in accordance with the order of priority set out in Clause 7 (Application of Proceeds).

3.                                 HEDGING AGREEMENT: TERMINATION AND CLOSING-OUT

3.1                           Notwithstanding the terms of any Hedging Agreement, no Swap Counterparty may terminate or close out all or any part of any Hedging Agreement or any Treasury Transaction thereunder prior to its maturity date unless:

(a)                                       it is illegal for it to continue to comply with its obligations under that Hedging Agreement or Treasury Transaction;

(b)                                      acceleration of all or any amounts outstanding under the Finance Documents under Clause 22.23 (Acceleration) of the Facility Agreement has occurred;

(c)                                       any liquidation, administration, winding up, dissolution or bankruptcy proceedings have been commenced against any member of the Group; or

(d)                                      an Event of Default is continuing and the Facility Agent (acting on the instructions of the Majority Lenders) consents to such termination or close out,

and, in each case:

(i)                                    it has notified the Facility Agent and the Security Agent in writing of its intention to do so; and

(ii)                                 it is entitled to do so under the terms of the relevant Hedging Agreement.

3.2                           Following an acceleration of all or any amounts outstanding under the Finance Documents under Clause 22.23 (Acceleration) of the Facility Agreement, each Swap Counterparty must:

(a)                                       exercise any rights it may have to terminate and close out each Hedging Agreement to which it is a party and each Treasury Transaction thereunder; and

(b)                                      pay any and all amounts owed and due and payable by it to the Borrower under any or all of the Hedging Agreements, to the Security Agent for application under this Agreement.

4.                                 TURNOVER OF RECEIPTS

4.1                           Payments to Transaction Finance Parties

If a Transaction Finance Party (a “Recovering Finance Party”) receives or recovers any amount from or in respect of any Obligor (“Relevant Obligor”) (including without limitation pursuant to any set-off) other than in accordance with Clause 7 (Application of Proceeds) and applies that amount to a payment due under any Transaction Finance Document then:

(a)                                       the Recovering Finance Party shall, within three Business Days, notify details of such receipt or recovery, to the Facility Agent and the Security Agent;

(b)                                      the Facility Agent (or, after the Facility Release Date, the Security Agent) shall determine whether such receipt or recovery is in excess of the amount that the Recovering Finance Party would have been paid had such receipt or recovery been received or made by a Transaction Agent and distributed in accordance with Clause 7 (Application of Proceeds), without taking account of any Tax which would be imposed on any Transaction Agent in relation to such receipt, recovery or distribution; and

(c)                                       the Recovering Finance Party shall, within three Business Days of demand by a Transaction Agent, pay to the Facility Agent (or, where the Recovering Finance Party is a Swap Counterparty, the Security Agent) an amount (the “Sharing Payment”) equal to such receipt or recovery less any amount which such Transaction Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made (by reference to such receipt or recovery) in accordance with Clause 7 (Application of Proceeds), provided that issuance or transfer of any shares of Holdco to any Transaction Warrant Holder in accordance with the terms of any Transaction Warrant Document shall not be construed as a receipt or recovery of any amount under any Transaction Document for the purpose of this Clause 4.

4.2                           Redistribution of payments

The Transaction Agent to which such Sharing Payment is made shall treat such Sharing Payment as if it had been paid by the Relevant Obligor and distribute it between the applicable Transaction Finance Parties and/or Secured Parties (other than, in each case, the Recovering Finance Party) in accordance with Clause 7 (Application of Proceeds).

4.3                           Recovering Finance Party’s rights

(a)                                       On a distribution by a Transaction Agent under Clause 4.2 (Redistribution of payments), the Recovering Finance Party will be subrogated to the rights of the applicable Transaction Finance Parties and/or the Secured Parties which have shared in such distribution.

(b)                                      If and to the extent that the Recovering Finance Party is not able to rely on its rights under paragraph (a) above, the Relevant Obligor (if party hereto, or if the Relevant Obligor is not party hereto, the Borrower) shall be liable to the Recovering Finance Party for a debt equal to the Sharing Payment which is immediately due and payable.

4.4                           Reversal of redistribution

To the extent that any part of the amount received or recovered by a Recovering Finance Party (which amount gives rise to any Sharing Payment) becomes repayable and is repaid by that Recovering Finance Party, then:

(a)                                       each Lender or Swap Counterparty which has received a share of such Sharing Payment pursuant to Clause 4.2 (Redistribution of payments) shall, upon request of any Transaction Agent, pay to the Facility Agent (or, if that Recovering Finance Party is a Swap Counterparty, the Security Agent) for account of that Recovering Finance Party an amount equal to the appropriate part of its share of such Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on such repayable amount which that Recovering Finance Party is required to pay); and

(b)                                      that Recovering Finance Party’s rights of subrogation in respect of any reimbursement shall be cancelled and the Relevant Obligor (if party hereto, or if the Relevant Obligor is not party hereto, the Borrower) will be liable to each reimbursing Lender for the amount so reimbursed.

4.5                           Exceptions

(a)                                       This Clause 4 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause, have a valid and enforceable claim against the Relevant Obligor or the Borrower.

(b)                                      A Recovering Finance Party is not obliged to share with any other Transaction Finance Party any amount which that Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:

(i)                               it notified that other Transaction Finance Party of the legal or arbitration proceedings; and

(ii)                            that other Transaction Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

5.                                 ENFORCEMENT OF TRANSACTION SECURITY

5.1                           Enforcement of Transaction Security

Subject to Clauses 5.2 (Protective measures) and 5.4 (Amendments and release of Transaction Security), the Security Agent will only take any Security Enforcement Action at the request of and in accordance with the instructions of an Instructing Group, provided that if the Security Agent receives an instruction from the Transaction Warrant Holders pursuant to a Transaction Written Consent, it shall not be bound to take any

Security Enforcement Action or any other action unless first indemnified and/or provided with security to its satisfaction against all liabilities, proceedings, claims and demands to which it may thereby become liable and all costs, charges and expenses which may be incurred by it in connection therewith and provided that the Security Agent shall not be held liable for the consequence of taking any such action and may take such action without having regard to the effect of such action on individual Transaction Warrant Holders or a Swap Counterpart.

5.2                           Protective measures

The Security Agent shall be entitled (but shall not be obliged, in the absence of any express instructions in accordance with Clause 5.1 (Enforcement of Transaction Security)), on its own initiative and without requiring instructions from any Secured Party, to take all such action of an administrative, technical or similar nature which is, in the opinion of the Security Agent, required or desirable to be taken for the purpose of creating, perfecting, preserving or managing (but not enforcing) any or all of the Transaction Security as required or permitted under the terms of the Security Documents and/or creating, giving effect to or preserving any subordination as required or permitted under the terms of the Security Documents.

5.3                           Waiver as to manner of enforcement

To the extent permitted under applicable law and subject to Clauses 5.1 (Enforcement of Transaction Security) and 6 (Disposals and releases) and any applicable requirements of the Security Documents, each of the Parties (other than the Security Agent) waives all rights it may otherwise have to require (and none of the Transaction Warrant Holders shall have any right to require) that the Transaction Security be enforced, or any right or remedy given to the Security Agent under any Security Document to be exercised or enforced, in any particular order or manner or at any particular time or that any sum received or recovered from any person, or by virtue of the enforcement of any of the Transaction Security or of any other security interest or the exercise or enforcement of any right or remedy, which is capable of being applied in or towards discharge of any of the Secured Obligations is so applied.

5.4                           Amendments and release of Transaction Security

Subject to Clause 6 (Disposals and releases), none of the Secured Parties shall take or procure or agree to take or procure any of the following actions, or agree to or give any approval, authorisation, consent or waiver in respect of:

(a)                                       any amendment to or waiver under any Security Document (which amendment or waiver does not constitute any termination or release or waiver falling within paragraph (b)) without the prior consent of:

(i)                        (at all times prior to the Facility Release Date) the Majority Lenders;

(ii)                     (at all times prior to the Hedging Release Date) each Swap Counterparty; and

(iii)                  (at all times prior to the Warrant Release Date) the Transaction Warrant Holders pursuant to a Transaction Written Consent; or

(b)                                      any termination of, any Security Document, or any release (other than any release required to be granted under the terms of the relevant Security Documents(s)) or waiver of any Transaction Security, without the prior consent of (i) all of the Lenders, (ii) each Swap Counterparty and (iii) the Transaction Warrant Holders pursuant to a Transaction Written Consent.

None of the Transaction Agents shall incur any liability for failing to take or procure or agree to take or procure any of the above actions, or failing to agree to or give any approval, authorisation, consent or waiver in respect of any of the above matters in the absence of such prior consent.

6.                                 DISPOSALS AND RELEASES

6.1                           Disposals before Security Enforcement Action

Prior to the commencement of the enforcement of any Transaction Security, upon any disposal of any asset (that is subject to any Transaction Security) which disposal is permitted by (and not restricted under, and will not give rise to any Default under, any of) the Transaction Documents, the Security Agent holding such Transaction Security shall be authorised (at the cost of the applicable Obligor granting such Transaction Security) to release such asset so disposed of from such Transaction Security and is authorised to execute or enter into, on behalf of and without the need of any further authority from, any of the Secured Parties, any release of such Transaction Security over or any other claim of any Secured Party over such asset and to issue any certificates of non-crystallisation of any floating charge that may, in the absolute discretion of the Security Agent, be considered necessary or desirable.

6.2                           Disposal after Security Enforcement Action

If any assets are sold or otherwise disposed of by (or on behalf of) the Security Agent (acting in accordance with this Agreement) as a result of enforcement of any Transaction Security, the Security Agent shall be authorised (at the cost of the applicable Obligor granting such Transaction Security or, as otherwise instructed by an Instructing Group) to release those assets from such Transaction Security and is:

(a)                                       authorised to execute or enter into, on behalf of and, without the need for any further authority from, any of the Secured Parties any release of such Transaction Security over or any other claim of any Secured Party over such assets and to issue any certificates of non-crystallisation of any floating charge that may, in the absolute discretion of the Security Agent, be considered necessary or desirable; and

(b)                                      (in the case where such assets so disposed of consist of all of the shares and/or equity interests in any member of the Group) if so expressly instructed by an Instructing Group, entitled to execute or enter into the release of each such member of the Group and (in each case) any Subsidiary thereof from all liabilities (whether actual or contingent) that it may have to any Obligor under any guarantee or indemnity in respect of any of the Secured Obligations (including without limitation any liability to any other Obligor by way of guarantee, contribution, subrogation or indemnity) and such release shall be binding on each Obligor, provided that all of the proceeds of such sale or disposal are applied towards the discharge of the applicable Secured Obligations as part of the proceeds of enforcement of Transaction Security.

6.3                           Releases

Each of the Parties shall execute any assignments, transfers, releases or other documents that the Security Agent may reasonably consider to be necessary or desirable to give effect to any release or disposal referred to and permitted under this Clause 6.

7.                                 APPLICATION OF PROCEEDS

7.1                           Order of application — non-Transaction Security proceeds

If any Transaction Finance Party receives or recovers an amount from or in respect of any Obligor under or in connection with any Transaction Finance Document (other than Transaction Security Proceeds in respect of any Security Document) which amount is insufficient (or is not applied) to discharge all the amounts then due and payable by such Obligor under the Transaction Finance Documents, then such amount shall be applied towards the obligations of such Obligor to the Transaction Finance Parties under the Transaction Finance Documents in the following order:

(a)                                       firstly, in or towards payment pro rata of any unpaid fees, costs and expenses of the Transaction Agents and the Arranger under the Finance Documents;

(b)                                      secondly, in or towards payment pro rata of (A) any accrued interest, fee or commission due but unpaid under the Finance Documents and (B) any sum (other than any sum payable in respect of termination, unwinding or rescission of any Treasury Transaction or any reimbursement of costs, expenses or Taxes) due to any Swap Counterparty under the Hedging Agreements but unpaid;

(c)                                       thirdly, in or towards payment pro rata of (A) any principal on the Loans (or any part thereof) due but unpaid under the Finance Documents and (B) any sum due but unpaid to any Swap Counterparty under any Hedging Agreement in respect of any termination, unwinding or rescission of any Treasury Transaction under such Hedging Agreement; and

(d)                                      fourthly, in or towards payment pro rata of any other sum due but unpaid under the Transaction Finance Documents.

7.2                           Order of application — offshore security

All Transaction Security Proceeds in respect of any Offshore Security Document shall (subject to the provisions of this Clause 7 and the provisions of such Offshore Security Document) be applied towards the discharge of the Secured Obligations in the following order of priority:

(a)                                       first, in or towards the payment pro rata of all costs, charges, losses, liabilities and/or expenses incurred by the Security Agent and/or any receiver(s) in or in connection with the exercise or enforcement of any Transaction Security and/or rights and remedies under any Security Document giving rise to the receipt or recovery of such Transaction Security Proceeds;

(b)                                      secondly, in or towards payment pro rata of any unpaid fees, costs and expenses of the Transaction Agents and the Arranger under the Finance Documents;

(c)                                       thirdly, in or towards payment pro rata of (A) any accrued interest, fee or commission due but unpaid under the Finance Documents and (B) any sum (other than any sum payable in respect of termination, unwinding or rescission of any Treasury Transaction or any reimbursement of costs, expenses or Taxes) due to any Swap Counterparty under the Hedging Agreements but unpaid;

(d)                                      fourthly, in or towards payment pro rata of (A) any principal on the Loans (or any part thereof) due but unpaid under the Finance Documents and (B) any sum due but unpaid to any Swap Counterparty under any Hedging Agreement in respect of any termination, unwinding or rescission of any Treasury Transaction under such Hedging Agreement; and

(e)                                       fifthly, in or towards payment pro rata of any other sum due but unpaid under the Transaction Documents (including without limitation any sum due but unpaid under any Transaction Warrant Instrument).

7.3                           Order of application — onshore security

All Transaction Security Proceeds in respect of any Onshore Security Document shall (subject to the provisions of this Clause 7 and the provisions of such Onshore Security Document) be towards the discharge of the Secured Onshore Obligations in the following order of priority:

(a)                                       first, in or towards the payment pro rata of all costs, charges, losses, liabilities and/or expenses incurred by the Security Agent and/or any receiver(s) in or in connection with the exercise or enforcement of any Transaction Security and/or rights and remedies under any Security Document giving rise to the receipt or recovery of such Transaction Security Proceeds;

(b)                                      secondly, in or towards payment pro rata of any unpaid fees, costs and expenses of the Transaction Agents and the Arranger under the Finance Documents;

(c)                                       thirdly, in or towards payment pro rata of (A) any accrued interest, fee or commission due but unpaid under the Finance Documents and (B) any sum (other than any sum payable in respect of termination, unwinding or rescission of any Treasury Transaction or any reimbursement of costs, expenses or Taxes) due to any Swap Counterparty under the Hedging Agreements but unpaid;

(d)                                      fourthly, in or towards payment pro rata of (A) any principal on the Loans (or any part thereof) due but unpaid under the Finance Documents and (B) any sum due but unpaid to any Swap Counterparty under any Hedging Agreement in respect of any termination, unwinding or rescission of any Treasury Transaction under such Hedging Agreement; and

(e)                                       fifthly, in or towards payment pro rata of any other sum due but unpaid under the Transaction Finance Documents

7.4                           Override

(a)                                       The order set out in paragraphs (b) to (d) of Clause 7.1 (Order of application — non-Transaction Security proceeds), paragraphs (c) to (e) of Clause 7.2 (Order of application — offshore security) and/or the order set out in paragraphs (c) to (e) of Clause 7.3 (Order of application — onshore security) shall be varied at the direction of the Majority Lenders and each Swap Counterparty.

(b)                                      Clause 7.1 (Order of application — non-Transaction Security proceeds), Clause 7.2 (Order of application — offshore security), Clause 7.3 (Order of application — onshore security), this Clause 7.4 and Clause 7.5 (Investment of proceeds) shall override any appropriation made by any Obligor.

7.5                           Investment of proceeds

Prior to or pending the application of any amount received or recovered by the Security Agent under or in connection with any Transaction Document in accordance with Clause 7.1 (Order of application — non-Transaction Security proceeds) to Clause 7.4 (Override) the Security Agent may, at its discretion, hold all or part of such amount in suspense or impersonal account(s) in the name of the Security Agent with such financial institution (including itself) and for so long as the Security Agent shall think fit, pending application of such amount from time to time at the Security Agent’s discretion in accordance with the provisions of Clause 7.1 (Order of application — non-Transaction Security proceeds) to Clause 7.4 (Override).

7.6                           Currency Conversion

(a)                                       For the purpose of, or pending the discharge of, any of the Secured Obligations each Transaction Agent may convert any amount received or recovered by such Transaction Agent from one currency to another, at the spot rate at which such Transaction Agent is able (in its ordinary course of business) to purchase the currency in which the applicable Secured Obligations are due or outstanding with such amount so received or recovered.

(b)                                      The obligations of any Obligor to pay the applicable Secured Obligations in the due currency shall only be satisfied to the extent of the amount (in the due currency of such Secured Obligations) so applied towards such Secured Obligations after such conversion and after deducting the costs of such conversion.

7.7                           Permitted Deductions

The Security Agent shall be entitled (a) to set aside by way of reserve amounts required to meet and (b) to make and pay, any deductions and withholdings (on account of Taxes or otherwise) which it is or may be required by any applicable law to make from any distribution or payment made by it under this Agreement, and to pay all Taxes which may be assessed against it in respect of any of the Charged Property, or as a consequence of performing its duties, or by virtue of its capacity as Security Agent under any of the Transaction Documents or otherwise.

7.8                           Good Discharge

(a)                                       Any payment or distribution to be made in respect of any of the Secured Obligations by the Security Agent to a Finance Party (other than itself) may be made to the Facility Agent on behalf of such Finance Party and any payment made in that way shall be a good discharge, to the extent of that payment or distribution, by the Security Agent.

(b)                                      The Security Agent is under no obligation to make any payment or distribution under this Agreement in the same currency as that in which the applicable Secured Obligations are denominated.

7.9                           Calculation of Amounts

(a)                                       For the purpose of calculating any person’s share of any sum payable to or by it, each Transaction Agent shall be entitled to:

(i)                        notionally convert any or all of the Secured Obligations owed to any person into a common base currency (decided in its discretion by the Security Agent), that notional conversion to be made at the spot rate, at which the Security Agent is able (in its ordinary course of business) to purchase the notional base currency with the actual currency in which such Secured Obligations owing to such person are denominated, at the time at which that calculation is to be made; and

(ii)                     assume that all amounts paid or distributed by such Transaction Agent to any Secured Party (or, in the case of the Security Agent, assume that any amount paid or distributed by the Security Agent to the Facility Agent for the account of any Finance Party) for application towards the discharge of any Secured Obligations have been applied in discharge of such Secured Obligations in accordance with the terms of the Transaction Documents under which such Secured Obligations have arisen.

(b)                                      The Security Agent shall be entitled to rely on any information provided by the Facility Agent as to the amount and/or nature of any amount due but unpaid to any Finance Party (other than the Security Agent) under any Finance Document.

(c)                                       Each of the Swap Counterparties and the Transaction Warrant Holders shall promptly provide each Transaction Agent upon request with information as to the amount and nature of any amount due but unpaid to it by any Obligor under any Transaction Document, and (i) each Transaction Agent shall be entitled to rely on such information so provided and (ii) if any such Swap Counterparty or Transaction Warrant Holder shall have failed to provide such information promptly upon such request by any Transaction Agent, such Transaction Agent shall be entitled to assume that no amount is due but unpaid to such Swap Counterparty or (as the case may be) Transaction Warrant Holder at the time of such request.

(d)                                      Without prejudice to paragraphs (b) and (c), each Secured Party shall supply such information that the Security Agent may reasonably specify as being necessary or desirable to enable the Security Agent to perform its functions as Security Agent.

8.                                 THE SECURITY AGENT

8.1                           Appointment

(a)                                       Each Transaction Finance Party (other than the Security Agent) appoints the Security Agent to act as its security trustee under and in connection with the Finance Documents.  By accepting any Transaction Warrant, each Transaction Warrant Holder agrees to the appointment of the Security Agent to act as its security trustee under and in connection with the Finance Documents.

(b)                                      The Security Agent declares that it shall hold:

(i)                               any Transaction Security under any Offshore Security Document and all of its rights and benefits under any Offshore Security Document on trust for the Secured Parties; and

(ii)                            any Transaction Security under any Onshore Security Document and all of its rights and benefits under any Onshore Security Document on trust for the Transaction Finance Parties, on the terms contained in this Agreement.  This provision shall override the provisions of paragraph (b) of Clause 25.3 (Appointment of Security Agent) of the Facility Agreement.

(c)                                       Each of the Transaction Finance Parties (other than the Security Agent) and (by accepting any Transaction Warrant) each Transaction Warrant Holder authorises the Security Agent to exercise the rights, powers, authorities and discretions specifically given to the Security Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.

(d)                                      The Security Agent shall have only those duties, obligations and responsibilities expressly specified in this Agreement or in the Security Documents to which it is expressed to be a party (and no others shall be implied).

8.2                           No independent power

The Secured Parties shall not have any independent power to enforce, or have recourse to, any of the Transaction Security or to exercise any rights or powers arising under the Security Documents except through the Security Agent.

8.3                           Duties of the Security Agent

(a)                                       The Security Agent shall promptly inform the Facility Agent of the contents of any notice or document or payment received by it (in its capacity as security trustee) from any Obligor under any Finance Document.

(b)                                      Except where a Finance Document specifically provides otherwise, the Security Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to the Facility Agent or any other Party or Secured Party.

(c)                                       If the Security Agent receives notice from any party to any Finance Document referring to a Finance Document, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the Facility Agent.

(d)                                      The Security Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which the Security Agent is party (and no others shall be implied).

8.4                           No fiduciary duties

(a)                                       Nothing in this Agreement constitutes the Security Agent as a trustee or fiduciary of any other person (except to the extent expressly provided in Clause 8.1 (Appointment)).

(b)                                      The Security Agent shall not be bound to account to any other Secured Party for any sum or the profit element of any sum received by it for its own account.

8.5                           Business with the Group

The Security Agent may render advisory and related services to, accept deposits from, lend money to and/or generally engage in any kind of banking or other business (together, the “Other Business”) with any Obligor or any Affiliate thereof and it is acknowledged and agreed that, without prejudice to the generality of the foregoing:

(a)                                       the Security Agent shall not be obliged to disclose to any other Secured Party the existence of or details of any actual or proposed Other Business or any information or documentation relating thereto (including, without limitation, any and all non-public information); and

(b)                                      the Security Agent may possess material information not known to the other Secured Parties and the Security Agent shall not have any liability with respect to any non-disclosure of such information, whether prior to, on or after the date of this Agreement, provided that none of paragraphs (a) and (b) shall apply to information delivered or provided to the Security Agent  in its capacity as such (without prejudice to Clause 8.8 (Responsibility for documentation) and/or Clause 8.15 (Credit appraisal by the Secured Parties)).  For the avoidance of doubt, if the Security Agent is also a Lender, a Swap Counterparty or a Transaction Warrant Holder, the Security Agent has the same rights and powers under the Transaction Documents as any other Lender, Swap Counterparty or Transaction Warrant Holder (as the case may be) and may exercise those rights and powers as though it was not the Security Agent.

8.6                           Rights and discretions of the Security Agent

(a)                                       The Security Agent may rely on:

(i)                               any representation, notice or document believed by it to be genuine, correct and appropriately authorised; and

(ii)                            any statement made by a director, authorised signatory or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify.

(b)                                      The Security Agent may assume (unless it has received notice to the contrary from the Facility Agent or (after the Facility Release Date but prior to the Warrant Release Date) the Transaction Warrant Holders pursuant to a Transaction Written Consent or (after the Facility Release Date and the Warrant Release Date but prior to the Hedging Release Date) any Swap Counterparty) that:

(i)                               no Default has occurred;

(ii)                            any right, power, authority or discretion vested in any party to any Transaction Document, the Majority Lenders, any Instructing Group or any other person has not been exercised; and

(iii)                         (if it receives any instructions or directions from an Instructing Group to take any action in relation to any Transaction Security) all applicable conditions under the Transaction Documents for taking that action have been satisfied.

(c)                                       The Security Agent may engage, pay for and rely on the advice or services of any lawyers, accountants, surveyors or other experts.

(d)                                      The Security Agent may act in relation to the Finance Documents through its personnel and agents.  The Security Agent may, at any time, delegate by power of attorney or otherwise to any person for any period, all or any of the rights, powers and discretions vested in it by any of the Finance Documents.

(e)                                       The Security Agent may disclose to any Secured Party or any other party to any Transaction Document any information it reasonably believes it has received as security trustee under any Finance Document.

(f)                                         Notwithstanding any other provision of any Transaction Document to the contrary, the Security Agent is not obliged to do or omit to do anything if it would or might in its reasonable opinion constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

8.7                           Instructing Group’s instructions

(a)                                       The Security Agent shall, unless a contrary indication appears in a Finance Document to which it is a party (excluding Clause 25.14 (Facility Agent’s instructions to the Security Agent) of the Facility Agreement), exercise any right, power, authority or discretion vested in it as Security Agent in accordance with any instructions given to it by an Instructing Group (or, if so instructed by an Instructing Group, refrain from exercising any right, power, authority or discretion vested in it as Security Agent) and shall be entitled to assume that (i) any instructions received by it from an Instructing Group are duly given by or on behalf of the Secured Parties in accordance with the terms of the Transaction Documents and (ii) (unless it has received actual notice of revocation) any instructions or directions given by an Instructing Group have not been revoked.  Any such instructions given by an Instructing Group will be binding on all of the Secured Parties. In the absence of instructions from an Instructing Group, the Security Agent may act (or refrain from taking action) as it considers to be in the best interest of the Lenders or (after the Facility Release Date but prior to the Warrant Release Date) the Transaction Warrant Holders or (after the Facility Release Date and the Warrant Release Date) the Swap Counterparties.

(b)                                      The Security Agent shall be entitled to request instructions, or clarification of any direction, from an Instructing Group as to whether, and in what manner, it should exercise or refrain from exercising any rights, powers and discretions and the Security Agent may refrain from acting unless and until those instructions or clarification are received by it.

(c)                                       The Security Agent shall be entitled to carry out all dealings with the other Finance Parties through the Facility Agent and may give to the Facility Agent any notice or other communication required to be given by the Security Agent to any or all of the other Finance Parties.

(d)                                      The Security Agent may refrain from acting in accordance with the instructions of an Instructing Group until it has received such indemnity and/or security as it may in its absolute discretion require for any cost, loss or liability (together with any associated Indirect Tax) which it may incur in complying with such instructions.

(e)                                       The Security Agent is not authorised to act on behalf of and in the name of a Transaction Finance Party (without first obtaining that Transaction Finance Party’s prior written consent) in any legal or arbitration proceedings relating to any Transaction Finance Document, provided that nothing herein shall prejudice the ability of the Security Agent to bring, defend or conduct any proceedings in its capacity as Security Agent (in the name of the Security Agent).

(f)                                         The provisions of this Clause 8.7 override the provisions of paragraphs (a) and (e) of Clause 25.14 (Facility Agent’s instructions to the Security Agent) of the Facility Agreement.

8.8                           Responsibility for documentation

The Security Agent is not responsible for:

(a)                                       the adequacy, accuracy and/or completeness of any information (whether oral or written) supplied by any Transaction Agent, the Arranger, any Obligor or any other person given in or in connection with any Transaction Document;

(b)                                      the legality, validity, effectiveness, adequacy or enforceability of any Transaction Document or any other agreement, arrangement or document entered into, made or executed in anticipation of or in connection with any Transaction Document; or

(c)                                       the accuracy of any statements (whether written or oral) made or information provided in or in connection with any Transaction Document by any Obligor or any other person.

8.9                           Exclusion of liability

(a)                                       Without limiting paragraph (b) below, the Security Agent will not be liable for any action taken by it under or in connection with any Finance Document, unless directly caused by its gross negligence or wilful default.

(b)                                      No Party (other than the Security Agent) may take any proceedings against any officer, employee or agent of the Security Agent in respect of any claim it might have against the Security Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document and any officer, employee or agent of the Security Agent may rely on this Clause.

(c)                                       The Security Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under any of the Finance Documents to be paid by the Security Agent if the Security Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Security Agent for that purpose.

(d)                                      The Security Agent shall not be responsible for making, or have any duty to make, any investigation in respect of or in any way be liable whatsoever for:

(i)                               the nature, status, creditworthiness or solvency of any Obligor, any member of the Group or any other person;

(ii)                            the execution, legality, validity, adequacy (including without limitation adequacy of security, if any, relating to), admissibility in evidence or enforceability of any Transaction Document or any other document entered into in connection therewith;

(iii)                         the title, ownership, value, sufficiency or existence of any Charged Property;

(iv)                        the registration, filing, protection or perfection of any Security Document or the priority of any Transaction Security;

(v)                           the scope, adequacy, accuracy or completeness of any representations, warranties or statements made by or on behalf of, or any information (whether oral or written) supplied by or on behalf of, any Obligor or any other person under or in connection with any Transaction Document or any document entered into in connection therewith;

(vi)                        the performance or observance by any Obligor or any other person with any provisions of any Transaction Document or in any document entered into in connection therewith or the fulfilment or satisfaction of any conditions contained therein or relating thereto or as to the existence or occurrence at any time of any default, event of default or similar event contained therein or any waiver or consent which has at any time been granted in relation to any of the foregoing;

(vii)                     the existence, accuracy or sufficiency of any legal or other opinions, searches, reports, certificates, valuations or investigations delivered or obtained or required to be delivered or obtained at any time in connection with any Transaction Document;

(viii)                  the title of any Obligor to any Charged Property;

(ix)                          the compliance of the provisions and contents of and the manner and formalities applicable to the execution of any Transaction Document and any documents connected therewith, and/or compliance of any such provisions, contents, manner and/or formalities with any applicable laws or regulations;

(x)                             the failure by any Obligor to obtain or comply with any Authorisation or other authority in connection with the origination, sale or purchase of any of the Charged Property or the failure to effect or procure registration of or to give notice to any person in relation to or otherwise protect the security created or purported to be created by or pursuant to any Transaction Security or other documents entered into in connection therewith;

(xi)                          the failure to call for delivery of documents of title to or require any transfers, legal mortgages, charges or other further assurances in relation to any of the assets the subject matter of any of the Transaction Documents or any other document;

(xii)                       any accounts subject to any Transaction Security or any other accounts, books, records or files maintained by any Obligor, or any other person in respect of any of the Charged Property;

(xiii)                    the accuracy of any calculation prepared by the Security Agent (except in the case of gross negligence or wilful default of the Security Agent), or by any other Transaction Agent or any other person; or

(xiv)                   any other matter or thing relating to or in any way connected with any Transaction Security or any document entered into in connection therewith whether or not similar to the foregoing.

(e)                                       The Security Agent shall be entitled to deal with moneys paid to it for the purposes of any Transaction Document in the same manner as other moneys paid to a banker by its customers and shall not be liable to account for any interest thereon.

(f)                                         No monies held by the Security Agent need be segregated except as may be required by law.

(g)                                      Notwithstanding any other term or provision of this Agreement to the contrary, the Security Agent shall not be liable under any circumstances for special, punitive, indirect or consequential loss or damage of any kind whatsoever including but not limited to loss of profits, whether or not foreseeable, even if the Security Agent is actually aware of or has been advised of the likelihood of such loss or damage and regardless of whether the claim for such loss or damage is made in negligence, for breach of contract, breach of trust, breach of fiduciary obligation or otherwise. The provisions of this Clause 8.9 shall survive the termination or expiry of this Agreement or the resignation or removal of the Security Agent.

(h)                                      The Security Agent shall not be under any obligation to monitor or supervise the functions of any other person under any Transaction Document or any other agreement or document relating to the transactions herein or therein contemplated and shall be entitled, in the absence of actual knowledge of a breach of obligation, to assume that each such person is properly performing and complying with its obligations.

(i)                                          Nothing in this Agreement shall oblige the Security Agent to carry out any “know your customer”, anti-money laundering or other checks in relation to any person on behalf of any Party or Secured Party (other than the Security Agent itself) and each of the Parties (other than the Security Agent itself) and (by accepting any Transaction Warrant) each Transaction Warrant Holder confirms to the Security Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any such checks made by, or any statement in relation to such checks made by, the Security Agent.

8.10                     Additional protection for the Security Agent in relation to Transaction Security

(a)                                       The Security Agent may accept without investigation, requisition or objection such right and title as any Obligor may have to any of the Charged Property and the other Security created in favour of the Security Agent (as trustee for any or all of the Secured Parties) by any Security Document and shall not be bound or concerned to examine or enquire into or be liable for any defect or failure in the right or title of any Obligor to all or any of the Charged Property whether such defect or failure was known to the Security Agent or might have been discovered upon examination or enquiry and whether capable of remedy or not.

(b)                                      The Security Agent shall not be liable for any failure, omission or defect in perfecting, protecting or further assuring any Transaction Security including (without prejudice to the generality of the foregoing) (i) any failure, omission or defect in registering or filing or procuring registration or filing of, or otherwise protecting or perfecting any Transaction Security or the priority thereof or the right or title of any person in or to the assets comprised in any Transaction Security by registering under any applicable registration laws in any applicable territory any notice or other entry prescribed by or pursuant to the provisions of any such laws and (ii) any failure or omission to require any further assurances in relation to any Transaction Security.

(c)                                       The Security Agent shall not be responsible for any unsuitability, inadequacy or unfitness of any Charged Property as security for any or all of the obligations under any or all of the Transaction Documents and shall not be obliged to make any investigation into, and shall be entitled to assume, the suitability, adequacy and fitness of any Charged Property as security for any or all of the obligations under any or all of the Transaction Documents.

(d)                                      The Security Agent shall not be responsible for investigating, monitoring or supervising the observance or performance by any person in respect of any Charged Property or otherwise.

(e)                                       The Security Agent shall not be responsible for any loss, damage, cost, charge, claim, demand, expense, judgment, action, proceeding or other liability (including, without limitation, in respect of Taxes) or any Indirect Taxes charged or chargeable in respect thereof (“Liability”) occasioned to any Transaction Security however caused, whether by an act or omission of any Obligor or any other person (including, without limitation, any bank, broker, depositary, warehouseman or other intermediary or any clearing system or operator thereof) acting in accordance with or contrary to the provisions of any of the Transaction Documents or otherwise and irrespective of whether any Transaction Security is held by or to the order of any of such persons, unless such Liability has been finally judicially determined to have resulted from the fraud, wilful default or gross negligence of the Security Agent.

(f)                                         Without prejudice to the obligations of the Obligors relating to insurance under the Finance Documents, the Security Agent shall not be under any obligation to insure any of the Transaction Security or any deeds or documents of title or other evidence in respect of any Transaction Security or to require any other person to maintain any such insurance or monitor the adequacy of any such insurance and shall not be responsible for any Liability which may be suffered as a result of the lack of or inadequacy of any such insurance.

(g)                                      The Security Agent shall not be responsible for any Liability occasioned by the operation (whether by any Obligor or otherwise) of any account subject to any Transaction Security whether by depreciation in value or by fluctuation in exchange rates or otherwise unless such Liability is attributable to the operation of such account by the Security Agent after the enforcement of Transaction Security over such account and has been finally judicially determined to have been occasioned by the fraud, wilful default or gross negligence of the Security Agent.

(h)                                      The Security Agent shall not be liable for any decline in the value nor any loss realised upon any sale or other disposition of any of the Charged Property made pursuant to any Finance Document.

(i)                                          The Security Agent shall have no responsibility whatsoever to any Obligor or any other Secured Party as regards any deficiency which might arise because the Security Agent is subject to any Tax in respect of all or any of the Charged Property, the income therefrom or the proceeds thereof.

(j)                                          The Security Agent shall not be obliged (whether or not directed by the Secured Parties) to perfect the legal title to any Transaction Security in its name or any of the related collateral security if, in its opinion, such perfection would or might result in the Security Agent becoming liable to or incurring any obligation to any Obligor under any Transaction Security or any of the related collateral security and/or in its opinion, there is or would be insufficient cash to discharge, in accordance with the provisions of the Transaction Documents, such liabilities or obligations as and when they arise.

(k)                                       The Security Agent shall not, nor shall any receiver appointed pursuant to any Finance Document or any attorney or agent of the Security Agent by reason of taking possession of the whole or any part of the Charged Property or any other reason whatsoever and whether as mortgagee in possession or on any other basis whatsoever, be liable to account for anything except actual receipts or be liable for any loss or damage arising from the realisation of the whole or any part of the Charged Property or any other property, assets, rights or undertakings of whatsoever nature whether or not owned by any Obligor or any other person or in which any Obligor or any other person has an interest, from any act, default or omission in relation to all or any of the Charged Property or any other property, assets, rights or undertakings of whatsoever nature whether or not owned by any Obligor or any other person or in which any Obligor or any other person has an interest or from any act, default or omission in relation to the whole or any part of the Charged Property or from any exercise or non-exercise by it of any right, remedy or power conferred upon it in relation to the whole or any part of the Charged Property or any other property, assets, rights or undertakings of whatsoever nature whether or not owned by any Obligor or any other person or in which any Obligor or any other person has an interest, by or pursuant to any Finance Document or otherwise, unless such loss or damage is finally judicially determined to have been caused by its fraud, wilful default or gross negligence.

(l)                                          The Security Agent shall not be liable for:

(i)                        any failure to require the deposit with it of any deed or document certifying, representing or constituting the title of any Obligor to any of the Charged Property;

(ii)                     any failure to obtain any Authorisation or other authority for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any of the Transaction Documents or any Transaction Security;

(iii)                  the exercise of, or the failure to exercise, any judgment, discretion or power given to it by or in connection with any of the Finance Documents, the Charged Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, the Finance Documents or the Charged Property; or

(iv)                 any shortfall which arises on the enforcement or realisation of the Charged Property.

(m)                                    Where the Security Agent is named on any insurance policy relating to any Charged Property as an insured party, it shall not be responsible for any loss which may be suffered by reason of, directly or indirectly, its failure to notify the insurers of any material fact relating to the risk assumed by such insurers or any other information of any kind, unless the Facility Agent (or (after the Facility Release Date but prior to the Warrant Release Date) the Transaction Warrant Holders pursuant to a Transaction Written Consent or (after the Facility Release Date and the Warrant Release Date but prior to the Hedging Release Date) any Swap Counterparty) shall have requested it to do so in writing and the Security Agent shall have failed to do so within fourteen days after receipt of that request.

(n)                                      In the event of (i) a Default or (ii) the Security Agent considering it necessary or expedient or (iii) the Security Agent being requested by an Obligor or an Instructing Group to undertake duties which the Security Agent and the Borrower agree to be of an exceptional nature and/or outside the scope of the normal duties of the Security Agent under the Finance Documents, the Borrower shall pay to the Security Agent any additional remuneration that may be agreed between them.

(o)                                      If the Security Agent and the Borrower fail to agree upon the nature of the duties or upon any additional remuneration, that dispute shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by the Security Agent and approved by the Borrower or, failing approval nominated (on the application of the Security Agent) by the President for the time being of the Law Society of Hong Kong (the costs of the nomination and of the investment bank being payable by the Borrower) and the determination of any investment bank shall be final and binding upon the Parties.

8.11                     Indemnity to the Transaction Agents

(a)                                       Subject to paragraph (c), each Lender shall in the proportion borne by (a) (if no Loan is outstanding) the aggregate of its Commitment(s) (for any and all of the Tranches) to the Total Commitments or, if the Total Commitments are then zero, such proportion immediately prior to the reduction of the Total Commitments to zero) or (b) (if any Loan or any part thereof is outstanding) its share of the aggregate principal amount of the Loans to the aggregate principal amount of the Loans) indemnify the Security Agent and its directors, officers and employees, within three Business Days of demand, against any claims, damages, expenses (including, without limitation, legal fees and any applicable value added tax), cost, loss or liability incurred by the Security Agent (otherwise than by reason of the Security Agent’s gross negligence or wilful default) in acting as Security Agent under any or all of the Finance Documents (unless the Security Agent has been reimbursed by any Obligor pursuant to a Finance Document in respect of the same claims, damages, expenses (including, without limitation, legal fees and any applicable value added tax), cost, loss or liability).

(b)                                      After the Facility Release Date and the Warrant Release Date, each Swap Counterparty shall indemnify the Security Agent, within three Business Days of demand, against any claims, damages, expenses (including, without limitation, legal fees and any applicable value added tax), cost, loss or liability incurred by the Security Agent (otherwise than by reason of the Security Agent’s gross negligence or wilful default) in acting as Security Agent under any or all of the Finance Documents, which claims, damages, expenses, cost, loss or liability are attributable to any action or omission of the Security Agent made in accordance with the instructions of such Swap Counterparty (unless the Security Agent has been reimbursed by any Obligor pursuant to a Finance Document in respect of the same claims, damages, expenses (including, without limitation, legal fees and any applicable value added tax), cost, loss or liability).

(c)                                       The indemnity contained in paragraph (a) shall not apply (i) to the extent that the indemnity contained in paragraph (b) is applicable or (ii) to the extent that the applicable claims, damages, expenses (including, without limitation, legal fees and any applicable value added tax), cost, loss or liability incurred by the Security Agent (to which such indemnity would otherwise apply) are attributable to any action or omission of the Security Agent made in accordance with the instructions of the Transaction Warrant Holders or any of them after the Facility Release Date.

8.12                     Resignation of the Security Agent

(a)                                       The Security Agent may resign and appoint one of its Affiliates as successor by giving notice to the Lenders, the Swap Counterparties, the Administration Agent and the Borrower.

(b)                                      Alternatively the Security Agent may resign by giving notice to the Lenders, the Swap Counterparties, the Administration Agent  and the Borrower, in which case an Instructing Group (after consultation with the Borrower) may appoint a successor Security Agent.

(c)                                       If an Instructing Group have not appointed a successor Security Agent in accordance with paragraph (b) above within 30 days after notice of resignation was given, the Security Agent (after consultation with the Borrower) may appoint a successor Security Agent.

(d)                                      The retiring Security Agent shall make available to the successor Security Agent such documents and records and provide such assistance as the successor Security Agent may reasonably request for the purposes of performing its functions as Security Agent under the Finance Documents.

(e)                                       The Security Agent’s resignation notice shall only take effect upon (i) the appointment of a successor to the Security Agent and (ii) the assignment or transfer of all of the Transaction Security held by the retiring Security Agent to that successor.

(f)                                         Upon the appointment of a successor Security Agent, the retiring Security Agent shall be discharged from any further obligation in respect of the Finance Documents but shall remain entitled to the benefit of this Clause 8.12.  Its successor and each of the other Parties and Secured Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(g)                                      After consultation with the Borrower, an Instructing Group may, by notice to the Security Agent, require it to resign in accordance with paragraph (b) above.  In this event, the Security Agent shall resign in accordance with paragraph (b) above.

(h)                                      Upon receiving any notice under this Clause 8.12, the Administration Agent shall promptly notify the Transaction Warrant Holders.

8.13                     Confidentiality

(a)                                       In acting as trustee for any or all of the Secured Parties, the Security Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

(b)                                      If information is received by another division or department of the Security Agent, it may be treated as confidential to that division or department and the Security Agent shall not be deemed to have notice of it.

8.14                     Relationship with the Lenders and other Secured Parties

(a)                                       The Security Agent may treat each Lender as a Lender entitled to payments under the Finance Documents (as a Lender) and acting through its Facility Office unless it has received not less than five Business Days’ prior notice from the Facility Agent to the contrary in accordance with the terms of this Agreement.

(b)                                      The Security Agent may treat each other Secured Party as a Secured Party entitled to payments under the Transaction Documents (as a Secured Party) unless it has received not less than five Business Days’ prior notice from such Secured Party to the contrary in accordance with the terms of this Agreement.

8.15                     Credit appraisal by the Secured Parties

Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Transaction Document, each of the Lenders, each Swap Counterparty and (by accepting any Transaction Warrant) each Transaction Warrant Holder confirms to the Security Agent that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Transaction Document including but not limited to:

(a)                                       the financial condition, status and nature of the Obligors and their Affiliates;

(b)                                      the legality, validity, effectiveness, adequacy or enforceability of any

Transaction Document and/or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document;

(c)                                       whether that Lender, Swap Counterparty or Transaction Warrant Holder has recourse, and the nature and extent of that recourse, against any party to any Transaction Document or any of its respective assets under or in connection with any Transaction Document, the transactions contemplated by the Transaction Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document; and

(d)                                      the adequacy, accuracy and/or completeness any information provided by any Transaction Agent, any party to any Transaction Document or by any other person under or in connection with any Transaction Document, the transactions contemplated by the Transaction Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document.

8.16                     Deduction from amounts payable by Security Agent

If any Party or Secured Party owes an amount to the Security Agent under any of the Transaction Documents, the Security Agent may, after giving notice to such Party or Secured Party, deduct an amount not exceeding that amount from any payment to such Party or Secured Party which the Security Agent would otherwise be obliged to make under the Transaction Documents and apply the amount deducted in or towards satisfaction of that amount owed by such Party or Secured Party to the Security Agent.  For the purposes of the Transaction Documents such Party or Secured Party shall be regarded as having received any amount so deducted.

8.17                     Money laundering

(a)                                       Unless mandatorily required by applicable laws or regulations to which the Security Agent is subject, the Security Agent shall not be responsible to any Party for providing any certification or documents with respect to any information (except for any information in respect of itself) required for any anti-money laundering due diligence purpose.  Such certificates and related documents shall be provided directly by the Obligors provided that any request by any Lender for such information may be made through the Facility Agent.

(b)                                      Each of the Lenders and the Swap Counterparties shall promptly upon the request of the Security Agent supply, or procure the supply of, such documentation and other evidence as is requested by the Security Agent (for itself) in order for the Security Agent to carry out and be satisfied with the results of all necessary “know your customer”, anti-money laundering and/or other similar checks under all applicable laws and regulations in connection with any or all the Transaction Finance Documents and/or the transactions contemplated thereunder.

8.18                     Perpetuity period

The perpetuity period (if applicable) for the trusts constituted under the Finance Documents shall be 80 years from the date of the Facility Agreement.

8.19                     Waiver

Each of the Finance Parties, each Swap Counterparty and (by accepting any Transaction Warrant) each Transaction Warrant Holder acknowledges that the Security Agent shall act as trustee for any or all of the Secured Parties under the Finance Documents and irrevocably waives, in favour of the Security Agent, any conflict of interest which may arise by virtue of the Security Agent acting as trustee for any or all of the other Secured Parties under or in connection with any or all of the Finance Documents.

8.20                     Security Agent’s management time

Any amount payable to the Security Agent under Clause 15.3 (Indemnity to the Facility Calculation Agent, the Facility Agent and the Security Agent), Clause 17 (Costs and expenses) and Clause 25.18 (Lenders’ indemnity to the Transaction Agents) of the Facility Agreement and Clauses 8.11 (Indemnity to the Transaction Agents) and 12.1 (Transaction and enforcement expenses)  shall include the cost of utilising the Security Agent’s management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Security Agent may notify to the Borrower and the Lenders, and is in addition to any fee paid or payable to the Security Agent under Clause 12 (Fees) of the Facility Agreement or any Fee Letter.

8.21                     Custodians and nominees

The Security Agent may appoint and pay any person to act as a custodian or nominee on any terms in relation to any assets of the trust as the Security Agent may determine, including for the purpose of depositing with a custodian this Agreement or any document relating to the trust created under this Agreement and the Security Agent shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it under this Agreement or be bound to supervise the proceedings or acts of any person.

8.22                     Refrain from illegality

The Security Agent may refrain from doing anything which in its opinion will or may be contrary to any relevant law, directive or regulation of any jurisdiction which would or might otherwise render it liable to any person, and the Security Agent may do anything which is, in its opinion, necessary to comply with any such law, directive or regulation.

8.23                     Winding up of trust

If the Release Date has occurred, and the Security Agent shall have received evidence (satisfactory to it) of such occurrence, the trusts declared or established by the Security Agent under any Finance Document shall be wound up and the Security Agent shall release, without recourse or warranty, all of the Transaction Security and the rights of the Security Agent under each of the Security Documents.

9.                                 CHANGES TO THE SECURED PARTIES

9.1                           Assignments and transfers by Lenders, addition of Lenders

(a)                                       Any assignment or transfer by any Lender (the “Existing Lender”) of any or all of its rights and/or obligations under the Facility Agreement (in its capacity as Lender (as defined in the Facility Agreement)) to any person (the “New Lender”) shall not be effective unless such New Lender shall have become or shall substantially simultaneously become party hereto in accordance with Clause 9.2 (Accession of New Lender) as a “Lender” (unless such New Lender is already party hereto as a Lender).

(b)                                      Any accession of any person (the “Additional Lender”) as a party to the Facility Agreement as a Lender (as defined in the Facility Agreement) shall not be effective unless such Additional Lender shall have become or shall substantially simultaneously become party hereto in accordance with Clause 9.2 (Accession of New Lender) as a “Lender” (unless such Additional Lender is already party hereto as a Lender).

9.2                           Accession of New Lender

(a)                                       Any New Lender to whom an Existing Lender assigns or transfers any or all of the rights and/or obligations of such Existing Lender in its capacity as a Lender (as defined in the Facility Agreement) may become party hereto as may become party hereto as a “Lender” by delivering to the Security Agent a Transfer Certificate duly completed by such Existing Lender and such New Lender.  Such New Lender (if not already party hereto as a Lender) shall become party hereto as Lender on the later of:

(i)                        the date on which such Transfer Certificate is received by the Security Agent; and

(ii)                     the date on which such New Lender becomes party to the Facility Agreement as a “Lender” (as defined in the Facility Agreement) in accordance with the terms thereof.

(b)                                      Any Additional Lender acceding to the Facility Agreement a Lender (as defined in the Facility Agreement) through the execution and delivery of any Lender Accession Memorandum may become party hereto as a “Lender” by delivering to the Security Agent a Lender Accession Memorandum duly completed and executed by such Additional Lender and the Arranger.  Such Additional Lender (if not already party hereto as a Lender) shall become party hereto as a Lender on the later of:

(i)                        the date on which such Lender Accession Memorandum is received by the Security Agent; and

(ii)                     the date on which such Additional Lender becomes party to the Facility Agreement as a “Lender” (as defined in the Facility Agreement) in accordance with the terms thereof.

9.3                           Limitation of responsibility of Existing Lender and Secured Parties

(a)                                       Unless expressly agreed to the contrary, neither the Existing Lender nor any other Secured Party makes any representation or warranty or assumes any responsibility to the New Lender, and none of the Secured Parties makes any representation or warranty or assumes any responsibility to any Additional Lender, for:

(i)                        the legality, validity, effectiveness, adequacy or enforceability of the Transaction Documents or any other documents;

(ii)                     the financial condition of any Obligor or any Affiliate thereof;

(iii)                  the performance and observance by any Obligor of its obligations under any of the Transaction Documents or any other documents; or

(iv)                 the accuracy of any statements (whether written or oral) made in or in connection with any Transaction Document or any other document,

and any representations or warranties implied by law are excluded.

(b)                                      The New Lender confirms to the Existing Lender and the other Secured Parties, and each Additional Lender confirms to each of the Secured Parties, that it:

(i)                        has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of the Obligors and their related entities in connection with its participation in the Transaction Documents and has not relied exclusively on any information provided to it by the Existing Lender or any Secured Party in connection with any Transaction Document; and

(ii)                     will continue to make its own independent appraisal of the creditworthiness of the Obligors and their related entities whilst any amount is or may be outstanding under any Transaction Document or any commitment in respect of any Finance Document is in force.

(c)                                       Nothing in any Transaction Document obliges the Existing Lender or any other Secured Party to:

(i)                        accept a re-assignment or re-transfer from the New Lender or any Additional Lender of any of the right or obligations assigned or transferred to or acquired by such New Lender or such Additional Lender pursuant to Clauses 9.1 (Assignments and transfers by Lenders, addition of Lenders) and 9.2 (Accession of New Lender); or

(ii)                     support any losses directly or indirectly incurred by the New Lender or any Additional Lender by reason of the non-performance by any Obligor of its obligations under the Transaction Documents or otherwise.

9.4                           Successor Facility Agent, Facility Calculation Agent or Administration Agent

(a)                                       Upon the appointment of any successor Facility Agent, the outgoing Facility Agent shall ensure that such successor becomes party hereto as Facility Agent in accordance with Clause 9.5 (Accession of Facility Agent, Facility Calculation Agent or Administration Agent) promptly upon the appointment of such successor Facility Agent.  With effect from the time when such successor Facility Agent becomes party hereto as Facility Agent, the outgoing Facility Agent shall cease to have further rights and obligations under this Agreement (in its capacity as Facility Agent) but shall be entitled to the protection conferred by this Agreement and the other Finance Documents in respect of, or any matter or act performed during or arising in respect of, any period for which such outgoing Facility Agent acts as Facility Agent.

(b)                                      Upon the appointment of any successor Facility Calculation Agent, the outgoing Facility Calculation Agent shall ensure that such successor becomes party hereto as Facility Calculation Agent in accordance with Clause 9.5 (Accession of Facility Agent, Facility Calculation Agent or Administration Agent) promptly upon the appointment of such successor Facility Calculation Agent.  With effect from the time when such successor Facility Calculation Agent becomes party hereto as Facility Calculation Agent, the outgoing Facility Calculation Agent shall cease to have further rights and obligations under this Agreement (in its capacity as Facility Calculation Agent) but shall be entitled to the protection conferred by this Agreement and the other Finance Documents in respect of, or any matter or act performed during or arising in respect of, any period for which such outgoing Facility Calculation Agent acts as Facility Calculation Agent.

(c)                                       Upon the appointment of any successor Administration Agent, the outgoing Administration Agent shall ensure that such successor becomes party hereto as Administration Agent in accordance with Clause 9.5 (Accession of Facility Agent, Facility Calculation Agent or Administration Agent) promptly upon the appointment of such successor Administration Agent.  With effect from the time when such successor Administration Agent becomes party hereto as Administration Agent, the outgoing Administration Agent shall cease to have further rights and obligations under this Agreement (in its capacity as Administration Agent) but shall be entitled to the protection conferred by this Agreement and the Transaction Warrant Documents in respect of, or any matter or act performed during or arising in respect of, any period for which such outgoing Administration Agent acts as Administration Agent.

9.5                           Accession of Facility Agent, Facility Calculation Agent or Administration Agent

A person appointed as:

(a)                                       successor Facility Agent (as defined in the Facility Agreement) may become party hereto as Facility Agent by delivering to the Security Agent an Agent Accession Letter duly completed and executed by the outgoing Facility Agent and such successor Facility Agent and specifying that such successor is to become party hereto as “Facility Agent”;

(b)                                      successor Calculation Agent (as defined in the Facility Agreement) may become party hereto as Facility Calculation Agent by delivering to the Security Agent an Agent Accession Letter duly completed and executed by the outgoing Facility Calculation Agent and such successor Facility Calculation Agent and specifying that such successor is to become party hereto as “Facility Calculation Agent”; or

(c)                                       successor Administration Agent (as defined in the Warrant Agency Agreement) may become party hereto as Administration Agent by delivering to the Security Agent an Agent Accession Letter duly completed and executed by the outgoing Administration Agent and such successor Administration Agent and specifying that such successor is to become party hereto as “Administration Agent”.

Such successor shall become party hereto as the “Facility Agent”, “Facility Calculation Agent” or “Administration Agent” (as the case may be) on the later of (i) the date on which such Agent Accession Letter is received by the Security Agent and (ii) the date on which such successor becomes Facility Agent (as defined in the Facility Agreement) under the Facility Agreement, Calculation Agent (as defined in the Facility Agreement) under the Facility Agreement or Administration Agent (as defined in the Warrant Agency Agreement) under the Warrant Agency Agreement (as the case may be).

9.6                           Additional parties

Each of the Parties appoints the Security Agent to receive on its behalf each Obligor Accession Letter, Transfer Certificate, Lender Accession Memorandum and/or Agent Accession Letter delivered to the Security Agent and to accept the same.

10.                           CHANGES TO THE OBLIGORS

10.1                     No assignments or transfers by Obligors

No Obligor party hereto may assign or transfer any or all of its rights or obligations under this Agreement.

10.2                     Accession of Obligors

(a)                                       The Borrower shall ensure that each Obligor (if not already party hereto) shall become party hereto in accordance with paragraph (b) upon becoming an Obligor.

(b)                                      The Borrower may request that any Obligor become party to this Agreement by giving the Security Agent not less than two (2) Business Days’ prior notice.  Such Obligor shall become party to this Agreement if and when:

(i)                        the Borrower and such Obligor shall have delivered to the Security Agent a duly completed and executed Obligor Accession Letter in respect of the accession of such Obligor (dated with a date that is on or about the date of such notice from the Borrower but no later than the time when such Obligor is to become party hereto);

(ii)                     each of the Borrower and such Obligor shall have confirmed in such Obligor Accession Letter that no Default is continuing or would occur as a result of such Obligor becoming party hereto;

(iii)                  the Security Agent shall have completed (and be satisfied with the results of) all necessary “know your customer”, anti-money laundering or similar other checks relating to any person that it is required under applicable laws and/or regulations to carry out in relation to such Obligor becoming party hereto; and

(iv)                 the Security Agent shall have received all of the documents and other evidence listed in Schedule 6 (Documents and evidence for Proposed Obligor Parties) in relation to the such Obligor, each in form and substance satisfactory to the Security Agent.

(c)                                       The Security Agent shall notify the Borrower and the Facility Agent promptly upon being satisfied that it has received (in form and substance satisfactory to it) all the documents and other evidence listed in Schedule 6 (Documents and evidence for Proposed Obligor Parties) in relation to such Obligor.

11.                           ACCESSION OF SWAP COUNTERPARTIES

11.1                     Accession of Swap Counterparties

(a)                                       Any counterparty under any Relevant Hedging Agreement may become party to this Agreement as a “Swap Counterparty” in accordance with the following provisions of this paragraph (a) by giving the Security Agent not less than two Business Days’ prior notice, provided that such counterparty is Deutsche Bank AG or any branch or Affiliate thereof.  Such counterparty (provided that it is Deutsche Bank AG or any branch or Affiliate thereof) shall become party hereto as a “Swap Counterparty” if and when:

(i)                        such counterparty shall have delivered to the Security Agent a duly completed and executed Swap Counterparty Accession Letter in respect of the accession of such counterparty to this Agreement as a “Swap Counterparty”;

(ii)                     such counterparty shall have delivered to the Security Agent a copy, certified to be a true and up-to-date copy, of each Relevant Hedging Agreement to which such counterparty is party, together with the delivery of such Swap Counterparty Accession Letter; and

(iii)                  the Security Agent shall have completed (and be satisfied with the results of) all necessary “know your customer”, anti-money laundering or similar other checks relating to any person that it is required under applicable laws and/or regulations to carry out in relation to such counterparty becoming a Swap Counterparty.

(b)                                      In respect of each person so requested to become a “Swap Counterparty” under paragraph (a) above:

(i)                        the Security Agent shall promptly inform the Facility Agent of any Swap Counterparty Accession Letter delivered in respect of such person;

(ii)                     each Security Agent shall carry out the checks referred to in paragraph (a)(iii) above as soon as reasonably practicable after receipt of such request of such person under paragraph (a) above, and shall promptly notify the Facility Agent and such person of the completion of such checks; and

(iii)                  the Security Agent shall promptly notify the Facility Agent upon any person becoming party hereto as a “Swap Counterparty” under paragraph (a) above.

(c)                                       Upon any assignment or transfer of any or all of the rights and/or obligations of a Swap Counterparty under any Hedging Agreement, the assignee or transferee of such Swap Counterparty may become party hereto in accordance with paragraph (a) provided that such assignee or transferee is Deutsche Bank AG or any branch or Affiliate thereof.  If such assignee or transferee is not or does not (in accordance with this Clause 11.1) become party to this Agreement as a “Swap Counterparty”, such assignee or transferee shall not be considered to be a Swap Counterparty for the purposes of this Agreement and shall not have the benefit of any Transaction Security.

11.2                     Limitation of responsibility

(a)                                       Unless expressly agreed to the contrary, none of the Secured Parties makes any representation or warranty or assumes any responsibility to any Swap Counterparty for:

(i)                        the legality, validity, effectiveness, adequacy or enforceability of the Transaction Documents or any other documents;

(ii)                     the financial condition of any Obligor or any Affiliate thereof;

(iii)                  the performance and observance by any Obligor of its obligations under any of the Transaction Documents or any other documents; or

(iv)                 the accuracy of any statements (whether written or oral) made in or in connection with any Transaction Document or any other document,

and any representations or warranties implied by law are excluded.

(b)                                      Each Swap Counterparty and the other Secured Parties confirms that it:

(i)                        has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of the Obligors and their related entities in connection with its participation in the Transaction Documents and has not relied exclusively on any information provided to it by any Secured Party in connection with any Transaction Document; and

(ii)                     will continue to make its own independent appraisal of the creditworthiness of the Obligors and their related entities whilst any amount is or may be outstanding under the Transaction Documents or any commitment under any Transaction Document is in force.

(c)                                       Nothing in any Transaction Document obliges any Secured Party to:

(i)                        accept any assignment or transfer from any Swap Counterparty of any of the right or obligations assumed or acquired by such Swap Counterparty pursuant to Clause 11.1 (Accession of Swap Counterparties); or

(ii)                     support any losses directly or indirectly incurred by any Swap Counterparty by reason of the non-performance by any Obligor of its obligations under the Transaction Documents or otherwise.

11.3                     Terms of Hedging Agreements

Each Obligor party hereto shall ensure that, at all times, each Treasury Transaction that is outstanding or entered into under any Hedging Agreement is for the purpose of hedging the Borrower’s exposure to fluctuations in interest rates and/or currency exchange rates (including without limitation any such exposure in connection with the Facility).

12.                           FEES AND EXPENSES

12.1                     Transaction and enforcement expenses

(a)                                       The Borrower shall within five Business Days of demand pay the Security Agent the amount of all costs and expenses (including without limitation legal fees) properly incurred by the Security Agent in connection with the negotiation, preparation, printing, execution, delivery, syndication and perfection of:

(i)                        the Finance Documents; and

(ii)                     any other Finance Document executed after the date hereof,

provided that all costs and expenses (including without limitation legal fees) properly incurred by the Security Agent which are due on the Initial Utilisation Date shall be paid by the Borrower within 10 Business Days of the Initial Utilisation Date.

(b)                                      If an Obligor requests an amendment, waiver or consent under or in connection with any Finance Document, such Obligor (if party hereto, or if not, the Borrower) shall, within five Business Days of demand, reimburse the Security Agent, for the amount of all costs and expenses (including legal fees) properly incurred by the Security Agent in responding to, evaluating, negotiating or complying with that request or requirement.

(c)                                       The Borrower shall (or, with respect to any Offshore Security Document or any Transaction Security under any Offshore Security Document, Holdco and Parentco shall jointly and severally), within five Business Days of demand, pay to the Security Agent the amount of all costs and expenses (including legal fees) incurred by the Security Agent in connection with the enforcement of, or the preservation of any rights under, any Finance Document and/or any Transaction Security, and/or any proceedings instituted by or against any Secured Party as a consequence of taking or holding any Transaction Security.

12.2                     Stamp taxes

The Borrower shall (or, with respect to any Offshore Security Document, Holdco and Parentco shall jointly and severally) pay and, within five Business Days of demand, indemnify the Security Agent against any cost, loss or liability which the Security Agent incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document.

12.3                     Interest on demand

If any Obligor party hereto fails to pay any amount payable by it under this Agreement on its due date, interest shall accrue on the overdue amount (and be compounded with it) from the due date up to the date of actual payment (both before and after judgment and to the extent interest at a default rate is not otherwise being paid on that sum) at the rate which is calculated under the Facility Agreement (in the form subsisting as at the date of this Agreement, and applying mutatis mutandis) as if it were an Unpaid Sum thereunder.

13.                           PAYMENTS

For the purposes of this Clause 13, each Transaction Warrant Party shall be deemed to be a Party (unless the context otherwise requires).

13.1                     Place of payment

All payments under this Agreement by a Party to another Party shall be made, or caused to be made, by such first-mentioned Party to the Security Agent to its account at such office or bank in the principal financial centre of the country of the currency concerned as the Security Agent may notify to such first-mentioned Party for this purpose.

13.2                     Funds

Payments under this Agreement to the Security Agent shall be made for value on the due date at such times and in such funds as the Security Agent may specify to the Party concerned as being customary at the time for the settlement of transactions in the relevant currency for such payment and in the place for payment.

13.3                     Distribution

(a)                                       Each payment received or recovered by the Security Agent under or in connection with any Finance Document (including without limitation amounts received or recovered by the Security Agent pursuant to the enforcement of any Transaction Security) shall, subject to paragraphs (c) and (d) below and Clause 7 (Application of Proceeds), be made available by the Security Agent to:

(i)                        (to the extent that the applicable Party entitled to receive such payment is a Finance Party other than the Security Agent) the Facility Agent by payment to an account of the Facility Agent with such bank in the principal financial centre of the country of the currency of such payment as the Facility Agent may notify to the Security Agent for this purpose by not less than five Business Days’ prior notice; and

(ii)                     (to the extent that the applicable Party entitled to receive such payment is not a Finance Party) such Party by payment to an account of such Party with such bank in the principal financial centre of the country of the currency of such payment as such Party may notify to the Security Agent for this purpose by not less than five Business Days’ prior notice.

(b)                                      Each payment received or recovered by the Facility Agent pursuant to paragraph (a) shall, subject to paragraphs (c) and (d) below, be made available by the Facility Agent to the applicable Party entitled to receive such payment in accordance with the provisions of the Facility Agreement.

(c)                                       Each Transaction Agent may apply any amount received by it for an Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from such Obligor under any Transaction Document in the same currency on such date or in or towards the purchase of any amount of any currency to be so applied.

(d)                                      Where a sum is to be paid under any Finance Document to a Transaction Agent for the account of another Party, such Transaction Agent is not obliged to pay that sum to that Party (or to enter into or perform any related exchange contract) until it has established that it has actually received that sum.  Such Transaction Agent may, however, assume that the sum has been paid to it in accordance with the Finance Documents and, in reliance on that assumption, make available to that Party a corresponding amount.  If that sum has not been made available but such Transaction Agent has paid a corresponding amount to another Party, that Party shall forthwith on demand refund the corresponding amount to such Transaction Agent together with interest on that amount from the date of payment to the date of receipt, calculated at a rate reasonably determined by such Transaction Agent to reflect its cost of funds.

13.4                     Set-off and counterclaim

All payments made by any Obligor under any Transaction Document shall be made without set-off or counterclaim.

13.5                     Non-Business Days

(a)                                       If a payment under this Agreement is due on a day which is not a Business Day, the due date for that payment shall instead be the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)                                      During any extension of the due date for payment of any principal under this Agreement interest is payable on the principal at the rate payable on the original due date.

13.6                     Tax gross-up

(a)                                       In this Clause 13.6, “Tax Deduction” means a deduction or withholding for or on account of Tax from a payment under any Transaction Document.

(b)                                      If a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from that Obligor shall be increased to an amount which (after making any and all Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

14.                           INFORMATION AND DEALING

14.1                     Information and dealing

Each of the Secured Parties (other than the Security Agent) shall provide to the Security Agent from time to time any information that the Security Agent may reasonably specify as being necessary or desirable to enable the Security Agent to perform its functions as Security Agent.  Each Lender  shall deal with the Security Agent exclusively through the Facility Agent and shall not deal directly with the Security Agent.

14.2                     Disclosure

The Security Agent  may disclose to any of its Affiliates and any other person:

(a)                                       to (or through) whom the Security Agent assigns or transfers (or may potentially assign or transfer) all or any of its rights and obligations under any Finance Document;

(b)                                      with (or through) whom the Security Agent enters into (or may potentially enter into) any sub-participation in relation to, or any other transaction under which payments are to be made by reference to, any Finance Document or any Obligor;

(c)                                       who acquires or is proposing to acquire any interest in, or enters into or is proposing to enter into any merger, amalgamation or other similar arrangement with, the Security Agent;

(d)                                      who is a professional adviser of the Security Agent or any of the Security Agent’s Affiliates;

(e)                                       who is a Secured Party;

(f)                                         who is an employee or officer of the Security Agent (where such disclosure is reasonably required for the performance of the duties or functions of such employee or officer);

(g)                                      who is the Security Agent’s agent, contractor or third party service provider who is under a duty of confidentiality to the Security Agent;

(h)                                      to whom, and to the extent that, information is required to be disclosed by any applicable law or regulation or the rules or requirements of any applicable securities exchange or regulatory or self-regulatory body or authority; or

(i)                                          in any legal proceedings arising out of or in connection with any Transaction Document, or to the extent otherwise reasonably necessary in connection with any preservation or enforcement of any right or remedy under any Transaction Document or any Transaction Security, any information about any or all of the Obligors, the Group and/or their respective

Affiliates and/or the Transaction Documents as the Security Agent shall consider appropriate provided that, in the case of paragraph (a), (b), (c) or (d) above, the person to whom the information is to be given has undertaken in writing that it shall keep such information confidential and that it may only disclose such information to another person on terms permitted under this Clause 14.2 (as if the first-mentioned person were the Security Agent).

15.                           NOTICES

15.1                     Communications in writing

All notices or other communications under or in connection with this Agreement shall be given in writing and, unless stated, may be made by letter or facsimile.  Any such notice will be deemed to be given as follows:

(a)                                       if by facsimile, when received in legible form; or

(b)                                      if by letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address;

and, if a particular department or office is specified as part of its address detailed in accordance with Clause 15.2 (Addresses for notices), if addressed to that department or officer.

15.2                     Addresses for notices

(a)                                       The address and facsimile number and (if so specified) e mail address of each Party (other than the Transaction Agents and the Original Obligors) for all notices under or in connection with this Agreement:

(i)                        that notified by that Party for this purpose to the Facility Agent on or before it becomes a Party; or

(ii)                     any other notified by that Party for this purpose to the Facility Agent by not less than five Business Days’ notice.

(b)                                      The address and facsimile number of the Facility Agent is that identified with its name below or otherwise as the Facility Agent may have notified to the other Parties by not less than five Business Days’ notice.

(c)                                       The address and facsimile number of the Facility Calculation Agent is that identified with its name below or otherwise as the Facility Calculation Agent may have notified to the other Parties by not less than five Business Days’ notice.

(d)                                      The address and facsimile number of the Security Agent is that identified with its name below or otherwise as the Security Agent may have notified to the other Parties by not less than five Business Days’ notice.

(e)                                       The address and facsimile number of each of the Original Obligors party hereto is that identified with its name below or otherwise as such Original Obligor may have notified to the other Parties by not less than five Business Days’ notice.

(f)                                         Any notice or other communication to or from any Lender under or in connection with this Agreement shall be given through the Facility Agent.  The Facility Agent shall promptly forward to (i) the applicable Lender(s) (in accordance with the provisions of the Facility Agreement) any notice or other communication delivered by any Party to the Facility Agent for such Lender(s) and (ii) the applicable Party any notice or other communication delivered (in accordance with the provisions of the Facility Agreement) by any Lender to the Facility Agent for such first-mentioned Party.

(g)                                      Any notice or other communication to or from any Transaction Warrant Holder under or in connection with this Agreement shall be given through the Administration Agent.  The Administration Agent shall promptly forward to (i) the applicable Transaction Warrant Holder(s) (in accordance with the provisions of the applicable Transaction Warrant Documents) any notice or other communication delivered by any Party to the Administration Agent for such Transaction Warrant Holder(s) and (ii) the applicable Party any notice or other communication delivered (in accordance with the provisions of the applicable Transaction Warrant Documents) by any Transaction Warrant Holder to the Administration Agent for such first-mentioned Party.

15.3                     Language

(a)                                       Any notice given under or in connection with this Agreement shall be in English.

(b)                                      All other documents provided under or in connection with this Agreement shall be:

(i)                        in English; or

(ii)                     if not in English and the Security Agent so requests, accompanied by a certified English translation and, in this case, the English translation shall prevail unless the document is a statutory or other official document.

16.                           PRESERVATION

16.1                     Partial invalidity

If, at any time, any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of that provision under the law of any other jurisdiction will in any way be affected or impaired.

16.2                     Remedies and waivers

No failure to exercise, nor any delay in exercising, on the part of any Party or Secured Party, any right or remedy under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy.  The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

16.3                     Waiver of defences

The provisions of this Agreement will not be affected by an act, omission, matter or thing which, but for this Clause 16.3, would reduce, release or prejudice the subordination and priorities in this Agreement including:

(a)                                       any time, waiver or consent granted to, or composition with, any Obligor or other person;

(b)                                      the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any Transaction Security;

(c)                                       any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any Obligor or other person;

(d)                                      any amendment, novation, supplement, extension (whether of maturity or otherwise) or restatement (in each case, however fundamental and of whatsoever nature, and whether or not more onerous) or replacement of a Transaction Document or any other document or security;

(e)                                       any unenforceability, illegality or invalidity of any obligation of any person under any Transaction Document or any other document or security; or

(f)                                         any intermediate payment or discharge of any of the Secured Obligations in whole or in part.

16.4                     Priorities not affected

Except as otherwise provided in this Agreement the priorities referred to in Clause 2 (Ranking) will:

(a)                                       not be affected by any reduction or increase in any Secured Obligations (including without limitation any reduction or increase in the principal amount secured by the Transaction Security in respect of any or all of the Secured Obligations) or by any intermediate reduction or increase in, amendment or variation to any of the Transaction Documents, or by any variation or satisfaction of, any of the Secured Obligations or any other circumstances;

(b)                                      apply regardless of the order in which or dates upon which this Agreement and/or the other Transaction Documents are executed or registered or notice of them is given to any person; and

(c)                                       secure the Secured Obligations in the order specified, regardless of the date upon which any of the Secured Obligations arise or of any fluctuations in the amount of any of the Secured Obligations outstanding.

17.                           CONSENTS, AMENDMENTS AND OVERRIDE

17.1                     Required consents

(a)                                       No term of this Agreement may be amended or waived except with the prior approval of the Majority Lenders, the Swap Counterparties, the Transaction Warrant Holders (acting through a Transaction Written Consent) and the Obligors party hereto, and, in the case of any amendment or waiver that:

(i)                        relates to any of Clause 4 (Turnover of Receipts), Clause 7 (Application of Proceeds) (other than, for the avoidance of doubt, any variation  made in accordance with the provisions of paragraph (a) of Clause 7.4 (Override)) or this Clause 17; or

(ii)                     relates to Clause 5.4 (Amendments and release of Transaction Security) or any release of any Obligor or any release of any security under, or of any asset from security under, any Security Document (other as otherwise permitted under such Security Document and/or in accordance with Clause 6 (Disposals and releases)), the written agreement of each Lender.

(b)                                      An amendment or waiver of this Agreement which relates to the rights or obligations of a Transaction Agent may not be effected without the consent of such Transaction Agent, in each case acting at its discretion.

(c)                                       Any amendment or waiver given in accordance with this Clause 17.1 will be binding on all of the Parties and the Secured Parties.  The Security Agent may effect, on behalf of any Secured Party, any amendment or waiver permitted by this Clause 17.1.

17.2                     Agreement to override

Unless expressly stated otherwise in this Agreement, this Agreement overrides anything in any other Transaction Document to the contrary.

17.3                     Amendments of other Transaction Documents

(a)                                       Any Finance Document (other than this Agreement or any Security Document) may be amended in accordance with its terms, provided that neither such amendments nor such Finance Document as so amended conflict with the provisions of this Agreement.

(b)                                      Any Hedging Agreement may be amended in accordance with its terms, provided that (a) Clauses 3 (Hedging Agreement: Termination and Closing-out) and 11.3 (Terms of Hedging Agreements) are complied with and (b) neither such amendments nor such Hedging Agreement as so amended conflict with the provisions of this Agreement.

(c)                                       A Transaction Warrant Document may be amended in accordance with the terms thereof provided that neither such amendments nor such Transaction Warrant Document as so amended conflict with the provisions of this Agreement.

18.                           COUNTERPARTS

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

19.                           GOVERNING LAW

This Agreement is governed by and construed in accordance with the laws of Hong Kong.

20.                           ENFORCEMENT

20.1                     Jurisdiction of Hong Kong courts

(a)                                       The courts of Hong Kong have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement) (a “Dispute”).

(b)                                      The Parties agree that the courts of Hong Kong are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

20.2                     Service of process

Without prejudice to any other mode of service allowed under any relevant law, each Obligor party hereto:

(a)                                       irrevocably appoints International Petroleum Services Corporation Limited of 1/F, Sunning Plaza, 10 Hysan Avenue, Causeway Bay, Hong Kong as its agent for service of process in relation to any proceedings before the Hong Kong courts in connection with this Agreement; and

(b)                                      agrees that failure by a process agent to notify such Obligor of the process will not invalidate the proceedings concerned.

20.3                     Waiver of immunity

Each Obligor party hereto waives generally all immunity it or its assets or revenues may otherwise have in any jurisdiction, including immunity in respect of:

(a)                                       the giving of any relief by way of injunction or order for specific performance or for the recovery of assets or revenues; and/or

(b)                                      the issue of any process against its assets or revenues for the enforcement of a judgment or, in an action in rem, for the arrest, detention or sale of any of its assets and revenues.

IN WITNESS WHEREOF this Agreement has been duly executed as a deed by each of the Parties and is intended to be and is hereby delivered by each of the Parties as a deed on the date specified above.

Schedule 1

ORIGINAL PARTIES

Part I

Original Lenders

Deutsche Bank AG, Hong Kong Branch

Triple Wise Asset Holdings Ltd.

Sequoia Capital China Growth Fund I, L.P.

Sequoia Capital China Growth Partners Fund I, L.P.

Sequoia Capital China GF Principals Fund I, L.P.

Good Merit International Limited

Part II

Original Obligors

The Borrower

Holdco

Parentco

Premium Sino

Wise Worldwide

The Founder

Schedule 2

FORM OF OBLIGOR ACCESSION LETTER

From:                 [Obligor proposed to become party to Agreement] (the “Proposed Obligor Party”) and

[Borrower] as Borrower

To:                             [Security Agent] as Security Agent

Dated:

Dear Sirs

Security Trust Deed dated                    between, among others, Deutsche Bank AG, Hong Kong Branch as facility agent, Deutsche Bank AG, Hong Kong Branch as facility calculation agent, DB Trustees (Hong Kong) Limited as security agent and Deutsche Bank AG, Hong Kong Branch as arranger (as amended from time to time, the “Agreement”)

1.                                 We refer to the Agreement.  This is an Obligor Accession Letter.  Terms defined in or construed for the purposes of the Agreement have the same meaning in this Obligor Accession Letter unless given a different meaning in this Obligor Accession Letter.

2.                                 The Proposed Obligor Party agrees to become party to the Agreement as an Obligor and to be bound by the terms of the Agreement pursuant to Clause 10.2 (Accession of Obligors) of the Agreement.

3.                                 The Proposed Obligor Party is a company duly incorporated under the laws of [name of relevant jurisdiction] [with registered number [          ]].

4.                                 The administrative details of the Proposed Obligor Party are as follows:

Address:

Fax No.:

Attention:

5.                                 Each of the Borrower and the Proposed Obligor Party confirms that no Default is continuing or would occur as a result of the Proposed Obligor Party becoming party to the Agreement.

6.                                 Without prejudice to any other mode of service allowed under any relevant law, the Proposed Obligor Party:

(a)                                      irrevocably appoints [          ] as its agent for service of process in relation to any proceedings before the Hong Kong courts in connection with the Agreement; and

(b)                                     agrees that failure by a process agent to notify such Proposed Obligor Party of any process will not invalidate the proceedings concerned.

7.                                 This Obligor Accession Letter is governed by and construed in accordance with the laws of Hong Kong.  The provisions of Clause 20 (Enforcement) of the Agreement shall apply to this Obligor Accession Letter mutatis mutandis.

8.                                 This Obligor Accession Letter may be executed in any number of counterparts and this has the same effect as if the signatures and/or execution on the counterparts were on a single copy of this Obligor Accession Letter.

IN WITNESS WHEREOF this Obligor Accession Letter is executed as a deed and is intended to be delivered and is hereby delivered by each of the Borrower and the Proposed Obligor Party on the date first above written

[THE COMMON SEAL of	)
[the Proposed Obligor Party]	)
was hereunto affixed	)
in the presence of	)

Signature of witness:

Name of witness:]

[SIGNED, SEALED and DELIVERED	)
as a DEED for on behalf of	)
[the Proposed Obligor Party]	)
by	)
[name of signatory]	)]

SIGNED, SEALED and DELIVERED	)
as a DEED for on behalf of	)
[the Borrower]	)
by	)
[name of signatory]	)

Schedule 3

[INTENTIONALLY LEFT BLANK]

Schedule 4

FORM OF SWAP COUNTERPARTY ACCESSION LETTER

From:              [person to become party to this Agreement as Swap Counterparty] (the “Proposed Swap Counterparty”) and

To:                          [Security Agent] as Security Agent

Dated:

Dear Sirs

Security Trust Deed dated                between, among others, Deutsche Bank AG, Hong Kong Branch as facility agent, Deutsche Bank AG, Hong Kong Branch as facility calculation agent, DB Trustees (Hong Kong) Limited as security agent and Deutsche Bank AG, Hong Kong Branch as arranger (as amended from time to time, the “Agreement”)

1.                                 We refer to the Agreement.  This is a Swap Counterparty Accession Letter.  Terms defined in or construed for the purposes of the Agreement have the same meaning in this Swap Counterparty Accession Letter unless given a different meaning in this Swap Counterparty Accession Letter.

2.                                 The Proposed Swap Counterparty agrees to become party to the Agreement as a “Swap Counterparty” pursuant to Clause 11.1 (Accession of Swap Counterparties) of the Agreement.

3.                                 The Proposed Swap Counterparty expressly acknowledges the limitations on the obligations of the Secured Parties set out in Clause 11.2 (Limitation of responsibility) of the Agreement.

4.                                 The administrative details of the Proposed Swap Counterparty are as follows:

Address:

Fax No.:

Attention:

5.                                 A copy of each of the Relevant Hedging Agreements to which the Proposed Swap Counterparty is a party is attached to this Swap Counterparty Accession Letter, and each such copy is a true, complete and up-to-date copy of such Relevant Hedging Agreement.

6.                                 This Swap Counterparty Accession Letter is governed by and construed in accordance with the laws of Hong Kong.

IN WITNESS WHEREOF this Swap Counterparty Accession Letter is executed as a deed and is intended to be delivered and is hereby delivered by the Proposed Swap Counterparty on the date first above written

[THE COMMON SEAL of	)
[the Proposed Swap Counterparty]	)
was hereunto affixed	)
in the presence of	)

Signature of witness:

Name of witness:]

[SIGNED, SEALED and DELIVERED	)
as a DEED for on behalf of	)
[the Proposed Swap Counterparty]	)
by	)
[name of signatory]	)]

Schedule 5

FORM OF AGENT ACCESSION LETTER

From:              [Successor Transaction Agent] (the “Successor Agent”) and

[Outgoing Transaction Agent] (the “Outgoing Agent”)

To:                          [Security Agent] as Security Agent

Dated:

Dear Sirs

Security Trust Deed dated                   between, among others, Deutsche Bank AG, Hong Kong Branch as facility agent, Deutsche Bank AG, Hong Kong Branch as facility calculation agent, DB Trustees (Hong Kong) Limited as security agent and Deutsche Bank AG, Hong Kong Branch as arranger (as amended from time to time, the “Agreement”)

1.                                 We refer to the Agreement.  This is an Agent Accession Letter.  Terms defined in or construed for the purposes of the Agreement have the same meaning in this Agent Accession Letter unless given a different meaning herein.

2.                                 [The Outgoing Agent was the Facility Agent, and the Successor Agent has been appointed as successor Facility Agent (as defined in the Facility Agreement) in accordance with the terms of the Facility Agreement (in place of the Outgoing Agent), and agrees to become party to the Agreement as Facility Agent (as defined in the Agreement)][or][The Outgoing Agent was the Facility Calculation Agent, and the Successor Agent has been appointed as successor Calculation Agent (as defined in the Facility Agreement) in accordance with the terms of the Facility Agreement (in place of the Outgoing Agent), and agrees to become to the Agreement as Facility Calculation Agent (as defined in the Agreement)][or][The Outgoing Agent was the Administration Agent, and the Successor Agent has been appointed as successor Administration Agent (as defined in the Warrant Agency Agreement) in accordance with the terms of the Warrant Agency Agreement (in place of the Outgoing Agent), and agrees to become to the Agreement as Administration Agent (as defined in the Agreement)].

3.                                 The administrative details of the Successor Agent are as follows:

Address:

Fax No.:

Attention:

4.                                 This Agent Accession Letter is governed by and construed in accordance with the laws of Hong Kong.

5.                                 This Agent Accession Letter may be executed in any number of counterparts and this has the same effect as if the signatures and/or execution on the counterparts were on a single copy of this Agent Accession Letter.

IN WITNESS WHEREOF this Agent Accession Letter is executed as a deed and is intended to be delivered and is hereby delivered by the Successor Agent and the Outgoing Agent on the date first above written

[THE COMMON SEAL of	)
[the Successor Agent]	)
was hereunto affixed	)
in the presence of	)

Signature of witness:

Name of witness:]

[SIGNED, SEALED and DELIVERED	)
as a DEED for on behalf of	)
[the Successor Agent]	)
by	)
[name of signatory]	)]

[THE COMMON SEAL of	)
[the Outgoing Agent]	)
was hereunto affixed	)
in the presence of	)

Signature of witness:

Name of witness:]

[SIGNED, SEALED and DELIVERED	)
as a DEED for on behalf of	)
[the Outgoing Agent]	)
by	)
[name of signatory]	)]

Schedule 6

DOCUMENTS AND EVIDENCE FOR PROPOSED OBLIGOR PARTIES

In respect of each Obligor proposing to become party to this Agreement (the “Proposed Obligor Party”), each of the following in form and substance satisfactory to the Security Agents:

1.                                 An Obligor Accession Letter duly executed (where appropriate, under seal) by each of the Borrower and that Proposed Obligor Party.

2.                                 Copies of the constitutional documents of that Proposed Obligor Party.

3.                                 Copies of the resolution(s) of the board of directors (or equivalent body) of, and/or resolution(s) (as appropriate, based on the advice of counsel to any Security Agent) signed by all holders of the issued shares and/or equity interests in, that Proposed Obligor Party:

(a)                                      approving the terms of, and the transactions contemplated by, such Obligor Accession Letter and the other Finance Documents to which it is a party and resolving that it execute such Obligor Accession Letter and the other Finance Documents to which it is a party;

(b)                                     authorising a specified person or persons to execute such Obligor Accession Letter and the other Finance Documents to which it is a party on its behalf; and

(c)                                      authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with such Obligor Accession Letter and the other Finance Documents to which it is a party.

4.                                 A specimen signature of each person authorised by the resolution(s) referred to in paragraph 3 above.

5.                                 A certificate of an authorised signatory of that Proposed Obligor Party certifying that each copy document specified in this Schedule and/or any document or evidence delivered hereunder in copy form is correct, complete and in full force and effect as at a date no earlier than the date of such certificate.

6.                                 The following legal opinions:

(a)                                      a legal opinion of Hong Kong legal advisers to the Security Agent in form and substance satisfactory to the Security Agent; and

(b)                                     a legal opinion of the legal advisers to the Security Agent in the jurisdiction of incorporation or establishment of that Proposed Obligor Party, in form and substance satisfactory to the Security Agent.

7.                                 Evidence that the process agent referred to in such Obligor Accession Letter has accepted its appointment in relation to that Proposed Obligor Party.

8.                                 A copy of any other Authorisation or other document, opinion or assurance which the Security Agent consider to be necessary (based on advice of counsel to the Security Agent) in connection with (i) the entry into and/or performance of the transactions contemplated by any Finance Document and/or (ii) for the legality, validity and/or enforceability of any Finance Document.

EXECUTION

THE FACILITY AGENT

SIGNED, SEALED AND DELIVERED		)
as a DEED for and on behalf of		)	L.S
DEUTSCHE BANK AG, HONG KONG BRANCH		)
by	/s/ Chiu Kin Wing Edward /s/ Choi Siu Ling	)
		)	L.S
in the presence of:		)

/s/ Kenny Kin Ming Lam

Signature of witness

Name:	Kenny Kin Ming Lam

Address:

Address:	48/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong

Fax:	+852 2203 7320/7323

Attention:	Trust and Securities Services

SIGNATURE PAGE TO THE SECURITY TRUST DEED

THE FACILITY CALCULATION AGENT

SIGNED, SEALED AND DELIVERED		)
as a DEED for and on behalf of		)
DEUTSCHE BANK AG, HONG KONG BRANCH		) /s/ Rowena Yue	L.S
by	Rowena Yue Simon Man	)
		) /s/ Simon Man	L.S
in the presence of:		)

/s/ Shu Duan

Signature of witness

Name:	Shu Duan

Address:	55/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong

Address:	55th Floor, Cheung Kong Center, Queen’s Road Central, Hong Kong

Telephone:	+852-2203-8787

Fax:	+852-2203-7266

Attention:	Rowena Yue and Kari Cheng

SIGNATURE PAGE TO THE SECURITY TRUST DEED

THE ADMINISTRATION AGENT

SIGNED, SEALED AND DELIVERED		)
as a DEED for and on behalf of		)
DEUTSCHE BANK AG, HONG KONG BRANCH		)	L.S
by	/s/ Chin Kin Wing Edward /s/ Choi Sin Ling	)
		)	L.S
in the presence of:		)

/s/ Kenny Kin Ming Lam

Signature of witness

Name:	Kenny Kin Ming Lam

Address:

Address:	48/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong

Fax:	+852 2203 7320/7323

Attention:	Trust and Securities Services

SIGNATURE PAGE TO THE SECURITY TRUST DEED

THE SECURITY AGENT

SIGNED, SEALED AND DELIVERED		)
as a DEED for and on behalf of		)
DB TRUSTEES (HONG KONG) LIMITED		)	L.S
by	/s/ Chin Kin Wing Edward /s/ Choi Sin Ling	)
		)	L.S
in the presence of:		)

/s/ Kenny Kin Ming Lam

Signature of witness

Name:	Kenny Kin Ming Lam

Address:

Address:	48/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong

Fax:	+852 2203 7320/7323

Attention:	Managing Director

SIGNATURE PAGE TO THE SECURITY TRUST DEED

THE ORIGINAL LENDER

SIGNED, SEALED AND DELIVERED		)
as a DEED for and on behalf of		)
DEUTSCHE BANK AG, HONG KONG BRANCH		) /s/ Rowena Yue	L.S
by	Rowena Yue Simon Man	)
		) /s/ Simon Man	L.S
in the presence of:		)

/s/ Shu Duan

Signature of witness

Name:	Shu Duan

Address:	55/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong

Address:	45th Floor, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong

Telephone:	+852-2203-8130

Fax:	+852-2203-7241

Attention:	Kaiza Chun

SIGNATURE PAGE TO THE SECURITY TRUST DEED

THE ORIGINAL LENDER

SIGNED, SEALED AND DELIVERED		)
as a DEED for and on behalf of		)
TRIPLE WISE ASSET HOLDINGS LTD.		) /s/ Li Ngai	L.S
by	Li Ngai	)
)
in the presence of:		)

/s/ Watson Choi

Signature of witness

Name:	Watson Choi

Address:	34/F, Two Pacific, 88 Queensway, Hong Kong

Address:	34/F, Two Pacific Place, 88 Queensway, Hong Kong

Telephone:	+852-2532-6735

Fax:	+852-2537-4008

Attention:	Rosche Yam

SIGNATURE PAGE TO THE SECURITY TRUST DEED

THE ORIGINAL LENDER

SIGNED, SEALED AND DELIVERED		)
as a DEED for and on behalf of		)
SEQUOIA CAPITAL CHINA GROWTH FUND I, L.P.		) /s/ Jimmy Wong	L.S
by	Jimmy Wong	)
)
in the presence of:		)

/s/ Li Yang

Signature of witness

Name:	Li Yang

Address:	Suite 2215, Two Pacific Place, 88 Queensway, Hong Kong

Address:	2408-2410, Air China Plaza, No. 36 Xiaoyun Road, Chaoyang District, Beijing, P.R. China, 100027

Telephone:	+86-1391-076-6253

Fax:	+86-10-8447-5669

Attention:	George Xu

With copy to:

Suite 2215, Two Pacific Place

88 Queensway, Hong Kong

Telephone:	+852-2501-8989

Fax:	+852-2510-5249

Attention:	Jimmy Wong

SIGNATURE PAGE TO THE SECURITY TRUST DEED

THE ORIGINAL LENDER

SIGNED, SEALED AND DELIVERED		)
as a DEED for and on behalf of		)
SEQUOIA CAPITAL CHINA GROWTH PARTNERS		) /s/ Jimmy Wong	L.S
FUND I, L.P.		)
by	Jimmy Wong	)
)
in the presence of:		)

/s/ Li Yang

Signature of witness

Name:	Li Yang

Address:	Suite 2215, Two Pacific Place, 88 Queensway, Hong Kong

Address:	2408-2410, Air China Plaza, No. 36 Xiaoyun Road, Chaoyang District, Beijing, P.R. China, 100027

Telephone:	+86-1391-076-6253

Fax:	+86-10-8447-5669

Attention:	George Xu

With copy to:

Suite 2215, Two Pacific Place

88 Queensway, Hong Kong

Telephone:	+852-2501-8989

Fax:	+852-2510-5249

Attention:	Jimmy Wong

SIGNATURE PAGE TO THE SECURITY TRUST DEED

THE ORIGINAL LENDER

SIGNED, SEALED AND DELIVERED		)
as a DEED for and on behalf of		)
SEQUOIA CAPITAL CHINA GF PRINCIPALS		) /s/ Jimmy Wong	L.S
FUND I, L.P.		)
by	Jimmy Wong	)
)
in the presence of:		)

/s/ Li Yang

Signature of witness

Name:	Li Yang

Address:	Suite 2215, Two Pacific Place, 88 Queensway, Hong Kong

Address:	2408-2410, Air China Plaza, No. 36 Xiaoyun Road, Chaoyang District, Beijing, P.R. China, 100027

Telephone:	+86-1391-076-6253

Fax:	+86-10-8447-5669

Attention:	George Xu

With copy to:

Suite 2215, Two Pacific Place

88 Queensway, Hong Kong

Telephone:	+852-2501-8989

Fax:	+852-2510-5249

Attention:	Jimmy Wong

SIGNATURE PAGE TO THE SECURITY TRUST DEED

THE ORIGINAL LENDER

SIGNED, SEALED AND DELIVERED	)
as a DEED for and on behalf of	)
GOOD MERIT INTERNATIONAL LIMITED	)	/s/ Chan Yuen Ming	L.S
by Chan Yuen Ming	)
)
in the presence of:	)

/s/ Louie Mei Po

Signature of witness

Name:	Louie Mei Po

Address:	Room 1211, 12/F, New World Tower 1, No. 18 Queen’s Road Central, Hong Kong

Address:	Room 1211, 12/F, New World Tower 1, No. 18 Queen’s Road Central, Hong Kong

Telephone:	+852-2869-7222

Fax:	+852-2801-6887

Attention:	Yvonne Louie

SIGNATURE PAGE TO THE SECURITY TRUST DEED

THE ARRANGER

SIGNED, SEALED AND DELIVERED	)
as a DEED for and on behalf of	)
DEUTSCHE BANK AG, HONG KONG BRANCH	) /s/ Rowena Yue	L.S
by Rowena Yue, Simon Man	)
	) /s/ Simon Man	L.S
in the presence of:	)

/s/ Shu Duan

Signature of witness

Name:	Shu Duan

Address:	55/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong

Address:	55th Floor, Cheung Kong Center, Queen’s Road Central, Hong Kong

Telephone:	+852-2203-8787

Fax:	+852-2203-7266

Attention:	Rowena Yue and Kari Cheng

SIGNATURE PAGE TO THE SECURITY TRUST DEED

THE BORROWER

SIGNED, SEALED AND DELIVERED	)
as a DEED for and on behalf of	)
TIANJIN NEW HIGHLAND SCIENCE	) L.S	/s/ Qingzeng Liu
AND TECHNOLOGY DEVELOPMENT CO., LTD.	)
by Liu Qingzeng	)
)
in the presence of:	)

/s/ Bowen Ma

Signature of witness

Name:	Ivy Bowen Ma

Address:

Address:

Telephone:	+86-22-6635-1185

Fax:	+86-22-6635-1181

Attention:	Mr Liu Qingzeng

SIGNATURE PAGE TO THE SECURITY TRUST DEED

THE HOLDCO

SIGNED, SEALED AND DELIVERED	)
as a DEED for and on behalf of	)
and EXECUTED AS A DEED by	)	L.S	/s/ Qingzeng Liu
SUPERPORT LIMITED	)
by Liu Qingzeng	)
)
in the presence of:	)

/s/ Bowen Ma

Signature of witness

Name:	Ivy Bowen Ma

Address:

Address:

Telephone:	+86-22-6635-1185

Fax:	+86-22-6635-1181

Attention:	Mr Liu Qingzeng

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THE PARENTCO

THE COMMON SEAL of	)
INTERNATIONAL PETROLEUM SERVICES	)
CORPORATION LIMITED	)	[Common Seal]
was hereunto affixed in the presence of:	)

/s/ Tang Nicolas Tze Hao

Signature of witness

Name:	Tang Nicolas Tze Hao

Address:	Hong Kong

Address:

Telephone:	+86-22-6635-1185

Fax:	+86-22-6635-1181

Attention:	Mr Liu Qingzeng

SIGNATURE PAGE TO THE SECURITY TRUST DEED

PREMIUM SINO

SIGNED, SEALED AND DELIVERED	)
as a DEED for and on behalf of	)
and EXECUTED AS A DEED by	)	L.S	/s/ Qingzeng Liu
PREMIUM SINO FINANCE LIMITED	)
by Liu Qingzeng	)
)
in the presence of:	)

/s/ Bowen Ma

Signature of witness

Name:	Ivy Bowen Ma

Address:

Address:

Telephone:	+86-22-6635-1185

Fax:	+86-22-6635-1181

Attention:	Mr Liu Qingzeng

SIGNATURE PAGE TO THE SECURITY TRUST DEED

WISE WORLDWIDE

SIGNED, SEALED AND DELIVERED	)
as a DEED for and on behalf of	)
and EXECUTED AS A DEED by	) /s/ Hui Pan	L.S
WISE WORLDWIDE CO., LTD.	)
by Hui Pan	)
)
in the presence of:	)

/s/ Tang Nicolas Tze Hao

Signature of witness

Name:	Tang Nicolas Tze Hao

Address:	Hong Kong

Address:	32/F, Block 1, Victoria Centre, 15 Watson Rd, North Point, Hong Kong

Telephone:	2104 2899

Fax:	2573 3474

Attention:	Mr. Ben Hui

SIGNATURE PAGE TO THE SECURITY TRUST DEED

THE FOUNDER

SIGNED, SEALED AND DELIVERED	)
as a DEED by	)
MR. LIU QINGZENG	)	L.S	/s/ Qingzeng Liu

in the presence of:	)

/s/ Bowen Ma

Signature of witness

Name:	Ivy Bowen Ma

Address:

SIGNATURE PAGE TO THE SECURITY TRUST DEED